Fidelity®

Strategic Income

Fund

Semiannual Report

June 30, 2001

(2_fidelity_logos) (Registered Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Footnotes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Amid a slowing economy highlighted by frequent corporate earnings disappointments, mounting unemployment and waning consumer confidence, equity investors abandoned expensive, large-cap growth stocks in favor of the current earnings delivered by small- and mid-cap value stocks during the first six months of 2001. Fixed-income investments also offered a measure of stability, as corporate, mortgage and agency securities generally outperformed many popular equity indexes through the mid-point of the year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended June 30, 2001	Past 6 months	Past 1 year	Life of fund
Fidelity® Strategic Income	3.31%	5.72%	14.49%
Fidelity Strategic Income Composite	1.89%	3.49%	10.89%
JPM EMBI Global	5.82%	13.20%	25.37%
LB Government Bond	2.27%	10.33%	21.91%
ML High Yield Master II	3.38%	-0.92%	0.04%
SSB Non-US Dollar World Govt Bond	-6.78%	-7.43%	-1.46%
Multi-Sector Income Funds Average	1.14%	0.98%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on May 1, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Strategic Income Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the J.P. Morgan Emerging Markets Bond Index Global, the Lehman Brothers Government Bond Index, the Merrill Lynch High Yield Master II Index and the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index, weighted according to the fund's neutral mix. To measure how the fund's performance stacked up against its peers, you can compare it to the multi-sector income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 126 mutual funds. These benchmarks listed in the table above include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Life of fund
Fidelity Strategic Income	5.72%	4.36%
Fidelity Strategic Income Composite	3.49%	3.32%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Semiannual Report

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Strategic Income Fund on May 1, 1998, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have grown to $11,449 - a 14.49% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities - did over the same period. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,004 - a 0.04% increase. You can also look at how the Fidelity Strategic Income Composite Index - a hypothetical combination of unmanaged indices that is more representative of the fund's investable universe - did over the same period. This index combines returns from the J.P. Morgan Emerging Markets Bond Index Global, Lehman Brothers Government Bond Index, Merrill Lynch High Yield Master II Index, and the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index, according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,089 - a 10.89% increase.

* Currently 40% high-yield, 30% U.S. government and investment-grade bonds, 15% emerging-markets, and 15% foreign developed-markets.

Semiannual Report

Performance - continued

Total Return Components

	Six months ended June 30,	Years ended December 31,		May 1, 1998 (commencement of operations) to December 31,
	2001	2000	1999	1998
Dividend returns	3.09%	7.35%	7.19%	4.93%
Capital returns	0.22%	-3.28%	-0.84%	-4.80%
Total returns	3.31%	4.07%	6.35%	0.13%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended June 30, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.72¢	28.24¢	62.32¢
Annualized dividend rate	6.23%	6.14%	6.76%
30-day annualized yield	7.37%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.22 over the past one month, $9.28 over the past six months and $9.22 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

3

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

Semiannual Report

Fund Talk: The Managers' Overview

Market Recap

Foreign developed-nation bonds struggled in the first half of 2001, as the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - fell 6.78% for the six-month period ending June 30, 2001. The effects of a slowing U.S. economy rippled around the world and contributed to slower global economic growth. But while foreign bond markets were characterized by generally positive local currencies, the comparative strength of the strong U.S. dollar muted international bond performance on a relative basis. Long-duration bonds, both domestically and abroad, were among the weakest performers, as a string of interest-rate cuts made by central banks around the world to prevent a global recession also sparked the possibility of inflation in the near future. In general, emerging-markets debt outperformed developed nation investment-grade government bonds during the past six months. The J.P. Morgan Emerging Markets Bond Index Global returned 5.82% in that time frame. U.S. government bonds also posted a positive half-year, as the Lehman Brothers Government Bond Index - a benchmark for U.S. government securities with maturities of one year or more - gained 2.27% during the first half of 2001. However, significant weakness in telecommunications company debt plagued high-yield bonds, leading to a default rate of approximately 10% for the overall high-yield market.

(Portfolio Manager photograph)
The following is an interview with John Carlson (left), Lead Portfolio Manager of Fidelity Strategic Income Fund for most of the period covered by this report, and William Eigen (right), who became Lead Portfolio Manager of the fund on June 11, 2001. John Carlson continues to manage the emerging-markets debt portion of the fund.

Q. How did the fund perform, John?

J.C. For the six months ending June 30, 2001, the fund returned 3.31%. The Fidelity Strategic Income Composite benchmark returned 1.89%, while the multi-sector income funds average, as tracked by Lipper Inc., returned 1.14% during the same period. For the 12 months ending June 30, 2001, the fund returned 5.72%, the composite benchmark returned 3.49%, and the Lipper average returned 0.98%.

Q. Why did the fund outperform its index and peers?

J.C.. Each of the subportfolios comprising the fund either outperformed or performed in line with its respective benchmark. We discuss this in detail below.

Semiannual Report

Fund Talk: The Managers' Overview - continued

Q. How did the U.S. government bond subportfolio fare?

J.C. The subportfolio - the low-risk and liquidity component for the fund - performed in line with its benchmark. That being said, the first six months of this year were the most interesting we've experienced in about 10 years in the U.S. bond market. The Federal Reserve Board eased interest rates six times, including two surprise 50 basis point cuts, impacting the Treasury market. The long end of the yield curve - including 10- and 30-year securities - experienced rising yields and falling prices as the market anticipated a U.S. economic recovery. The subportfolio - managed by Kevin Grant - remained invested in high-quality U.S. government securities. The slightly negative price-performance experienced as a result of activity in the long end of the curve was offset by a rally at the short end and positive returns due to interest income.

Q. What drove performance in the high-yield subportfolio?

J.C. Returns in the first quarter were particularly strong; however, in the second quarter, signs of weakness in the economy, poor fundamentals in the telecommunications sector and a significant increase in new-issue supply dampened investor sentiment and drove spreads wider. The subportfolio - managed by Mark Notkin - significantly outperformed its benchmark, driven entirely by favorable security selection. While wireless fundamentals held up, the overall telecommunications sector was battered due to disappointing execution, overleveraged balance sheets and the funding needs of many emerging carriers. VoiceStream, a national wireless operator, contributed to performance as it rose due to strong industry fundamentals, solid execution and an announced merger with Deutsche Telecom. Intermedia Communications also added value as its securities rallied in anticipation of its pending acquisition by WorldCom.

Q. How did the non-U.S. developed-nation debt market perform?

J.C. Slower U.S. economic growth proved to be a catalyst for slower growth globally - all major central banks lowered interest rates during the period. The Bank of England and the European Central Bank (ECB) cut rates as economic growth slowed but inflationary pressures persisted. Japan returned to a zero interest-rate policy in February, providing a short-term boost, while in Canada interest rates were reduced by 1.25%. The subportfolio - managed by Ian Spreadbury - while posting negative returns, outperformed its benchmark. Ian reduced the fund's exposure to long-duration government bonds in the U.K. and increased holdings in high-quality corporates. In addition, the subportfolio maintained a high exposure to AAA-rated euro bonds since uncertainty continued over the ECB's interest-rate policy. Although the bond markets generally were positive in local currency terms, the strength of the U.S. dollar undermined returns in dollar terms.

Semiannual Report

Fund Talk: The Managers' Overview - continued

Q. How did your subportfolio, emerging-markets debt, fare?

J.C. The subportfolio contributed to the fund's outperformance as a result of positive country and security selections. Russia was again the top contributor to performance as it continued to benefit from political and economic reforms, higher oil prices and a further buildup in international reserves. An underweighted position in Argentina also helped performance as its financial crisis deepened and investor confidence in the country's ability to enact needed reforms weakened. Peru, while a relatively small portion of the fund, also posted positive returns as the country elected its first president since the abdication of Alberto Fujimori last year. Brazil detracted from performance, and not only because of its proximity to Argentina. Its securities were hampered by the threat of an impending energy shortage due to an extended period of drought that has threatened the supply of hydro-electricity, which provides much of the power in Brazil and could potentially impact growth later this year.

Q. Bill, have you made any changes since taking over as lead manager?

B.E. While I haven't made changes that will affect the fund's intended risk profile, I've made some small shifts at the asset allocation level. In June, I underweighted the high-yield subportfolio slightly in favor of cash. As a result, the fund suffered a smaller impact when the high-yield market turned negative. While I'll make slight asset allocation shifts periodically, it's important to remember that any movements will be subtle in nature - usually impacting no more than 3%-7% of assets. Security selection within the subportfolios will account for the majority of any value added to the fund.

Q. What's your outlook?

B.E. My outlook's constructive overall. I think that investors are due to get rewarded for taking risk in the fixed-income asset class through exposure to lower- and non-investment-grade bonds in the U.S. Domestic bond investors really haven't been paid for taking on that risk for almost four years - a trend that could reverse quickly with signs of firming at the corporate and economic levels. I think the fund is ideally positioned to benefit from such a trend, while at the same time providing a volatility buffer through its investments in U.S. and European government securities.

Note to shareholders: On June 14, 2001, the Board of Trustees of Fidelity School Street Trust voted to present a proposal to shareholders of Fidelity International Bond Fund to merge the fund into Fidelity Strategic Income Fund. A shareholder meeting is scheduled for December 19, 2001. If shareholders of Fidelity International Bond Fund approve the merger, it will occur on or about January 17, 2002.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Fund Talk: The Managers' Overview - continued

Fund Facts

Goal: a high level of current income by investing primarily in debt securities; as a secondary objective, the fund may seek capital appreciation

Fund number: 368

Trading symbol: FSICX

Start date: May 1, 1998

Size: as of June 30, 2001, more than $73 million

Manager: Bill Eigen, lead manager, since June 2001; John Carlson, emerging markets, since 1998; Kevin Grant, U.S. government and investment-grade securities, since 1998; Mark Notkin, high-yield investments, since 1999; Ian Spreadbury, foreign developed-market securities, since 1998

3

Bill Eigen talks about Fidelity Strategic Income fund:

"My personal view of the fund is that it is the best of all worlds for fixed-income investors. Its investors can gain access to a number of experienced Fidelity investment professionals. In addition, the fund provides access to asset classes that can prove difficult to purchase at the individual security level - particularly emerging-markets debt - because of high minimums and liquidity issues.

"One of the interesting things about the fund is despite the fact that, on a neutral basis, it holds about 40% high-yield and 15% emerging-markets debt, the weighted average of the fund's holdings is firmly in investment-grade territory. Given the fund's broad diversification profile, overall volatility has been less than that of many single fixed-income asset classes, including high-yield. Diversification - through four individually managed subportfolios in different markets - really works for the fund, not only in terms of volatility, but also in terms of performance. If one or two markets are experiencing difficulties, the others are there to provide a cushion.

"I'm enthusiastic about Strategic Income and believe its investors are in a position to benefit under several economic scenarios. This is in contrast to many ´traditional' bond funds where exposure tends to be concentrated in the U.S. Treasury and investment-grade corporate bond market. The fund gives shareholders the opportunity to invest on a global scale across several markets and to take advantage of Fidelity's research and portfolio management capabilities within a tightly controlled risk framework."

Semiannual Report

Investment Changes

Top Five Holdings as of June 30, 2001
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	28.5	27.2
Germany Federal Republic	4.0	4.3
Russian Federation	2.5	1.8
Canadian Government	2.5	2.0
Argentinian Republic	2.4	2.7
	39.9
Top Five Market Sectors as of June 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	14.8	12.5
Telecommunication Services	8.3	10.2
Financials	3.9	2.0
Industrials	2.8	1.5
Materials	2.2	2.5
Quality Diversification as of June 30, 2001
(Moody's Ratings)	% of fund's investments	% of fund's investments 6 months ago
Aaa, Aa, A	43.8	42.9
Baa	5.2	2.4
Ba	8.9	7.8
B	32.0	29.8
Caa, Ca, C	4.6	4.3
Not Rated	0.5	0.7

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Unrated debt securities that are equivalent to Ba and below at June 30, 2001 and December 31, 2000 account for 0.5% and 0.7% respectively of the fund's investments.

Asset Allocation (% of fund's net assets)
As of June 30, 2001 *		As of December 31, 2000 **
	Corporate Bonds 37.9%		Corporate Bonds 32.3%
	U.S. Government & Government Agency Obligations 28.7%		U.S. Government & Government Agency Obligations 27.2%
	Foreign Government & Government Agency Obligations 27.1%		Foreign Government & Government Agency Obligations 26.7%
	Stocks 1.6%		Stocks 3.2%
	Other Investments 0.7%		Other Investments 0.3%
	Short-Term Investments and Net Other Assets 4.0%		Short-Term Investments and Net Other Assets 10.3%
* Foreign investments	32.5%	** Foreign investments	32.2%

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Corporate Bonds - 37.9%
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Convertible Bonds - 1.8%
CONSUMER DISCRETIONARY - 0.6%
Media - 0.5%
EchoStar Communications Corp.:
4.875% 1/1/07 (g)	Caa2		$ 80,000	$ 77,000
4.875% 1/1/07	Caa1		295,000	283,938
				360,938
Specialty Retail - 0.1%
Sunglass Hut International, Inc. 5.25% 6/15/03	B3		70,000	65,100
TOTAL CONSUMER DISCRETIONARY				426,038
FINANCIALS - 0.0%
Diversified Financials - 0.0%
BP Finance PLC (LUKoil) 3% 2/9/06 (g)	AA+		27,000	32,029
HEALTH CARE - 0.8%
Health Care Providers & Services - 0.8%
Renal Treatment Centers, Inc. 5.625% 7/15/06	B2		300,000	305,250
Total Renal Care Holdings 7% 5/15/09	B2		265,000	251,088
				556,338
INFORMATION TECHNOLOGY - 0.4%
Electronic Equipment & Instruments - 0.3%
Sanmina Corp. 0% 9/12/20	Ba3		520,000	186,550
Semiconductor Equipment & Products - 0.1%
Transwitch Corp. 4.5% 9/12/05	B2		140,000	98,175
TOTAL INFORMATION TECHNOLOGY				284,725
TOTAL CONVERTIBLE BONDS				1,299,130
Nonconvertible Bonds - 36.1%
CONSUMER DISCRETIONARY - 14.2%
Auto Components - 0.0%
Oxford Automotive, Inc. 10.125% 6/15/07	Caa1		50,000	30,500
Hotels, Restaurants & Leisure - 4.7%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2		420,000	428,400
Hilton Hotels Corp. 7.625% 5/15/08	Baa3		250,000	242,141
HMH Properties, Inc.:
7.875% 8/1/05	Ba2		230,000	224,250
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
HMH Properties, Inc.: - continued
7.875% 8/1/08	Ba2		$ 125,000	$ 117,500
Horseshoe Gaming LLC 8.625% 5/15/09	B2		260,000	261,300
ITT Corp. 7.375% 11/15/15	Ba1		225,000	205,313
KSL Recreation Group, Inc. 10.25% 5/1/07	B2		125,000	126,250
Mandalay Resort Group:
9.5% 8/1/08	Ba2		25,000	26,125
10.25% 8/1/07	Ba3		115,000	120,175
MGM Mirage, Inc.:
8.5% 9/15/10	Baa3		15,000	15,648
9.75% 6/1/07	Ba2		285,000	304,238
Premier Parks, Inc.:
9.25% 4/1/06	B3		120,000	120,000
9.75% 6/15/07	B3		185,000	187,313
Station Casinos, Inc.:
8.375% 2/15/08	Ba3		285,000	286,425
8.875% 12/1/08	B1		130,000	130,975
Sun International Hotels Ltd./Sun International North America, Inc. yankee 8.625% 12/15/07	B1		175,000	175,656
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1		160,000	163,200
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1		290,000	310,300
				3,445,209
Household Durables - 0.6%
Beazer Homes USA, Inc.:
8.625% 5/15/11	Ba3		210,000	208,950
8.875% 4/1/08	Ba3		30,000	30,150
Ryland Group, Inc. 9.125% 6/15/11	B1		110,000	108,900
Sealy Mattress Co. 9.875% 12/15/07	B2		60,000	58,800
				406,800
Media - 8.5%
Adelphia Communications Corp.:
9.25% 10/1/02	B2		125,000	125,313
10.25% 6/15/11	B2		150,000	147,000
10.875% 10/1/10	B2		310,000	313,100
AMC Entertainment, Inc. 9.5% 2/1/11	Caa3		155,000	137,950
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Callahan Nordrhein Westfalen 0% 7/15/10 (e)(g)	B3		$ 60,000	$ 21,000
Century Communications Corp. 0% 1/15/08	B2		260,000	123,500
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2		490,000	328,300
0% 5/15/11 (e)(g)	B2		260,000	148,200
8.625% 4/1/09	B2		390,000	367,575
10% 5/15/11 (g)	B2		140,000	141,400
Cinemark USA, Inc. 9.625% 8/1/08	Caa2		125,000	107,500
CSC Holdings, Inc.:
9.25% 11/1/05	Ba3		20,000	20,500
9.875% 5/15/06	Ba3		60,000	62,700
9.875% 2/15/13	Ba3		800,000	854,000
9.875% 4/1/23	B1		120,000	128,400
10.5% 5/15/16	Ba3		75,000	83,250
Diamond Cable Communications PLC yankee 11.75% 12/15/05	B2		100,000	67,000
EchoStar DBS Corp. 9.375% 2/1/09	B1		690,000	679,650
Fox Family Worldwide, Inc. 0% 11/1/07 (e)	B1		255,000	225,675
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07 (e)	Ba1		30,000	28,350
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (e)	B2		55,000	56,238
FrontierVision Holdings LP/FrontierVision Holdings Capital II Corp. 0% 9/15/07 (e)	Caa1		50,000	51,250
Lamar Media Corp.:
9.25% 8/15/07	B1		156,000	161,070
9.625% 12/1/06	B1		75,000	79,125
Nextmedia Operating, Inc. 10.75% 7/1/11	B3		170,000	170,000
NTL, Inc.:
0% 4/1/08 (e)	B3		30,000	13,800
10% 2/15/07	B2		40,000	26,000
Pegasus Communications Corp.:
9.625% 10/15/05	B3		40,000	35,600
9.75% 12/1/06	B3		25,000	22,250
12.5% 8/1/17	B3		75,000	75,750
Pegasus Satellite Communication, Inc.:
0% 3/1/07 (e)	Caa1		320,000	185,600
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Pegasus Satellite Communication, Inc.: - continued
12.375% 8/1/06	B3		$ 25,000	$ 22,875
Quebecor Media, Inc. 11.125% 7/15/11 (g)	B2		320,000	319,200
Radio One, Inc. 8.875% 7/1/11 (g)	B3		430,000	430,000
Susquehanna Media Co. 8.5% 5/15/09	B1		20,000	20,300
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3		525,000	404,250
TV Azteca SA de CV:
euro 10.5% 2/15/07 (Reg. S)	Ba3		25,000	22,875
yankee 10.5% 2/15/07	B1		15,000	13,725
				6,220,271
Multiline Retail - 0.4%
JCPenney Co., Inc.:
6% 5/1/06	Ba2		40,000	33,200
6.125% 11/15/03	Ba2		15,000	14,250
6.9% 8/15/26	Ba2		110,000	105,600
7.375% 6/15/04	Ba2		45,000	42,975
7.375% 8/15/08	Ba2		15,000	13,350
7.4% 4/1/37	Ba2		45,000	41,400
7.6% 4/1/07	Ba2		15,000	13,875
7.95% 4/1/17	Ba2		25,000	20,250
				284,900
Textiles & Apparel - 0.0%
St. John Knits International, Inc. 12.5% 7/1/09	B3		10,000	10,000
TOTAL CONSUMER DISCRETIONARY				10,397,680
CONSUMER STAPLES - 1.2%
Food & Drug Retailing - 0.9%
Rite Aid Corp.:
6.125% 12/15/08 (g)	Caa2		140,000	106,400
6.5% 10/1/03 (g)(h)	Caa2		30,000	28,500
6.875% 8/15/13	Caa2		90,000	66,600
7.625% 4/15/05	Caa2		175,000	152,250
11.25% 7/1/08 (g)	Caa2		280,000	282,100
				635,850
Food Products - 0.3%
Del Monte Corp. 9.25% 5/15/11 (g)	B3		170,000	171,700
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food Products - continued
Gruma SA de CV yankee 7.625% 10/15/07	Ba2		$ 50,000	$ 44,000
Mastellone Hermanos SA yankee 11.75% 4/1/08	B2		40,000	24,000
				239,700
TOTAL CONSUMER STAPLES				875,550
ENERGY - 1.9%
Energy Equipment & Services - 0.0%
Lone Star Technologies, Inc. 9% 6/1/11 (g)	B1		30,000	28,800
Oil & Gas - 1.9%
Chesapeake Energy Corp.:
8.125% 4/1/11 (g)	B2		540,000	504,900
8.5% 3/15/12	B2		90,000	88,200
Cross Timbers Oil Co.:
8.75% 11/1/09	B1		120,000	122,400
9.25% 4/1/07	B1		65,000	66,950
Nuevo Energy Co. 9.375% 10/1/10	B1		175,000	173,250
Pemex Project Funding Master Trust:
8.5% 2/15/08 (g)	Baa3		67,000	68,843
euro 9.125% 10/13/10 (Reg. S)	Baa3		70,000	73,675
Petroleos Mexicanos:
9.25% 3/30/18	Baa3		35,000	36,750
9.5% 9/15/27	Baa3		35,000	37,188
Plains Resources, Inc. 10.25% 3/15/06	B2		195,000	200,850
				1,373,006
TOTAL ENERGY				1,401,806
FINANCIALS - 3.9%
Banks - 0.1%
Banco Hipotecario SA 10% 4/17/03 (Reg. S)	B1		20,000	18,600
Export Credit Bank of Turkey 11.5% 2/25/05 (Reg. S)	B2		20,000	18,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Hanvit Bank:
12.75% 3/1/10 (g)(h)	Ba3		$ 15,000	$ 16,125
12.75% 3/1/10 (Reg. S) (h)	Ba3		15,000	16,125
				69,050
Diversified Financials - 2.6%
APP International Finance (Mauritius) Ltd. 0% 7/5/01 (c)(g)	B3		270,000	16,200
CanWest Media, Inc. 10.625% 5/15/11 (g)	B2		60,000	60,750
Cellco Finance NV yankee:
12.75% 8/1/05	B3		200,000	160,000
15% 8/1/05	Caa1		100,000	84,000
ComEd Financing II 8.5% 1/15/27	Baa3		185,000	180,505
Crown Cork & Seal Finance PLC yankee:
6.75% 12/15/03	Caa3		50,000	22,250
7% 12/15/06	Caa3		10,000	3,900
Crown Cork & Seal Finance SA yankee 6.75% 12/15/03	Caa3		50,000	22,500
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3		115,000	116,150
KFW International Finance, Inc. euro 1.75% 3/23/10	Aaa	JPY	45,000,000	387,147
Mediacom Broadband LLC/Mediacom Broadband Corp. 11% 7/15/13 (g)	B2		130,000	132,600
PTC International Finance BV yankee 0% 7/1/07 (e)	B2		305,000	259,250
PTC International Finance II SA yankee 11.25% 12/1/09	B2		230,000	239,200
SESI LLC 8.875% 5/15/11 (g)	B1		250,000	247,500
				1,931,952
Real Estate - 1.2%
LNR Property Corp. 10.5% 1/15/09	B1		325,000	325,000
Meditrust Corp. 7.82% 9/10/26	Ba3		195,000	187,200
WCI Communities, Inc. 10.625% 2/15/11 (g)	B1		315,000	328,388
				840,588
TOTAL FINANCIALS				2,841,590
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - 1.2%
Health Care Equipment & Supplies - 0.1%
Boston Scientific Corp. 6.625% 3/15/05	Baa3		$ 60,000	$ 56,700
Health Care Providers & Services - 1.1%
Columbia/HCA Healthcare Corp. 7.15% 3/30/04	Ba1		50,000	49,940
DaVita, Inc. 9.25% 4/15/11 (g)	B2		90,000	92,250
Stewart Enterprises, Inc. 10.75% 7/1/08 (g)	B2		170,000	175,100
Tenet Healthcare Corp. 8.125% 12/1/08	Ba3		95,000	97,375
Triad Hospitals, Inc. 8.75% 5/1/09 (g)	B1		220,000	224,950
Unilab Corp. 12.75% 10/1/09	B3		160,000	185,600
				825,215
TOTAL HEALTH CARE				881,915
INDUSTRIALS - 2.8%
Aerospace & Defense - 0.5%
Alliant Techsystems, Inc. 8.5% 5/15/11 (g)	B2		350,000	353,500
Commercial Services & Supplies - 0.9%
Browning-Ferris Industries, Inc.:
7.4% 9/15/35	Ba3		220,000	176,000
9.25% 5/1/21	Ba3		250,000	241,250
Iron Mountain, Inc. 8.25% 7/1/11	B2		30,000	29,925
Iron Mountain, Inc. 8.625% 4/1/13	B2		115,000	115,000
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2		47,000	46,765
Pierce Leahy Corp. 9.125% 7/15/07	B2		65,000	67,275
				676,215
Machinery - 0.1%
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	B3		60,000	63,600
Marine - 0.4%
Teekay Shipping Corp. 8.875% 7/15/11 (g)	Ba2		285,000	289,275
Road & Rail - 0.9%
TFM SA de CV yankee 0% 6/15/09 (e)	B1		785,000	667,250
TOTAL INDUSTRIALS				2,049,840
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.3%
Spectrasite Holdings, Inc. 0% 3/15/10 (e)	B3		$ 500,000	$ 200,000
MATERIALS - 2.2%
Chemicals - 0.6%
Avecia Group PLC yankee 11% 7/1/09	B2		250,000	248,750
Huntsman Corp. 9.5% 7/1/07 (g)	Caa1		190,000	117,800
IMC Global, Inc. 7.4% 11/1/02	Ba2		50,000	47,375
				413,925
Containers & Packaging - 0.7%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11 (g)	B2		40,000	40,200
Crown Cork & Seal, Inc.:
6.75% 4/15/03	Caa3		20,000	9,600
7.125% 9/1/02	Caa3		110,000	63,250
7.375% 12/15/26	Caa3		45,000	16,650
8% 4/15/23	Caa3		20,000	7,400
8.375% 1/15/05	Caa3		60,000	24,000
Gaylord Container Corp.:
9.375% 6/15/07	Caa1		100,000	63,000
9.75% 6/15/07	Caa1		165,000	103,950
Packaging Corp. of America 9.625% 4/1/09	B1		205,000	217,300
				545,350
Metals & Mining - 0.7%
Century Aluminum Co. 11.75% 4/15/08 (g)	Ba3		15,000	15,750
P&L Coal Holdings Corp.:
8.875% 5/15/08	Ba3		41,000	42,743
9.625% 5/15/08	B2		24,000	25,200
Phelps Dodge Corp. 8.75% 6/1/11	Baa2		425,000	419,263
				502,956
Paper & Forest Products - 0.2%
APP China Group Ltd.:
14% 3/15/10 (c)(g)	Caa3		60,000	3,900
14% 3/15/10 (Reg. S) (c)	Caa3		115,000	7,475
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Paper & Forest Products - continued
Indah Kiat Finance Mauritius Ltd. 10% 7/1/07 (c)	Caa1		$ 60,000	$ 12,300
Riverwood International Corp. 10.625% 8/1/07 (g)	B3		140,000	143,500
				167,175
TOTAL MATERIALS				1,629,406
TELECOMMUNICATION SERVICES - 6.9%
Diversified Telecommunication Services - 2.8%
Alestra SA de RL de CV yankee 12.125% 5/15/06	B2		75,000	67,688
Comunicacion Celular SA 14.125% 3/1/05 (g)	B3		30,000	27,300
Intermedia Communications, Inc.:
0% 7/15/07 (e)	B2		125,000	110,313
0% 3/1/09 (e)	B3		165,000	120,450
8.5% 1/15/08	B2		150,000	146,250
8.875% 11/1/07	B2		15,000	14,625
McCaw International Ltd. 0% 4/15/07 (e)	Caa1		110,000	30,800
NTL Communications Corp.:
0% 10/1/08 (e)	B3		640,000	275,200
11.5% 10/1/08	B3		65,000	42,900
Philippine Long Distance Telephone Co. 10.5% 4/15/09	Ba2		20,000	18,600
Telefonos de Mexico SA de CV 8.25% 1/26/06 (g)	Baa3		60,000	61,800
Tritel PCS, Inc. 0% 5/15/09 (e)	B3		790,000	481,900
Triton PCS, Inc. 0% 5/1/08 (e)	B3		815,000	643,850
				2,041,676
Wireless Telecommunication Services - 4.1%
Echostar Broadband Corp. 10.375% 10/1/07	B1		635,000	631,825
Grupo Iusacell SA de CV yankee 14.25% 12/1/06	B1		35,000	37,231
Horizon PCS, Inc. 0% 10/1/10 (e)	Caa1		120,000	45,600
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1		240,000	208,800
Nextel Communications, Inc.:
0% 9/15/07 (e)	B1		20,000	13,600
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc.: - continued
0% 2/15/08 (e)	B1		$ 855,000	$ 555,750
12% 11/1/08	B1		90,000	79,200
Nextel International, Inc. 12.75% 8/1/10	Caa1		95,000	29,450
Occidente Y Caribe Celular SA yankee 14% 3/15/04	B3		40,000	36,400
Orange PLC yankee 9% 6/1/09	A3		160,000	166,400
TeleCorp PCS, Inc. 0% 4/15/09 (e)	B3		105,000	65,100
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	Baa1		1,140,000	934,800
10.375% 11/15/09	Baa1		130,000	148,200
				2,952,356
TOTAL TELECOMMUNICATION SERVICES				4,994,032
UTILITIES - 1.5%
Electric Utilities - 1.1%
AES Corp.:
9.375% 9/15/10	Ba1		330,000	330,000
9.5% 6/1/09	Ba1		100,000	101,750
CMS Energy Corp.:
8.375% 7/1/03	Ba3		120,000	118,800
9.875% 10/15/07	Ba3		150,000	156,000
Pacific Gas & Electric Co.:
6.75% 10/1/23	B3		50,000	39,500
7.05% 3/1/24	B3		25,000	20,000
7.875% 3/1/02	B3		55,000	50,050
				816,100
Multi-Utilities - 0.4%
PG&E National Energy Group, Inc. 10.375% 5/16/11 (g)	Baa2		290,000	290,000
TOTAL UTILITIES				1,106,100
TOTAL NONCONVERTIBLE BONDS				26,377,919
TOTAL CORPORATE BONDS (Cost $28,652,716)				27,677,049
U.S. Government and Government Agency Obligations - 28.7%
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
U.S. Government Agency Obligations - 0.2%
Fannie Mae:
5.5% 5/2/06	AA-		$ 85,000	$ 84,150
6.25% 2/1/11	Aa2		35,000	34,557
Freddie Mac 5.875% 3/21/11	Aa2		20,000	19,191
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				137,898
U.S. Treasury Obligations - 28.5%
U.S. Treasury Bonds:
8.875% 8/15/17	Aaa		2,525,000	3,314,467
9% 11/15/18	Aaa		1,705,000	2,280,710
11.25% 2/15/15	Aaa		2,370,000	3,586,094
U.S. Treasury Notes:
4.25% 5/31/03	Aaa		6,650,000	6,647,925
7% 7/15/06	Aaa		4,600,000	4,989,574
TOTAL U.S. TREASURY OBLIGATIONS				20,818,770
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $20,832,597)				20,956,668
Foreign Government and Government Agency Obligations (i) - 27.1%

Arab Republic of Egypt:
7.625% 7/11/06	Ba1		160,000	159,410
8.75% 7/11/11	Ba1		105,000	104,875
Argentinian Republic:
BOCON 5.3738% 4/1/07 (h)	B2		64,531	46,069
Brady:
floating rate bond 5.5625% 3/31/05 (h)	B2		96,000	78,180
par L-GP 6% 3/31/23	B2		140,000	89,600
Series BT06, 11.25% 5/24/04	B2		105,000	92,400
Series BT07, 11.75% 5/21/03	B2		160,000	144,800
Series BT08, 12.125% 5/21/05	B2		165,000	145,200
7% 12/19/08 (f)	B2		175,000	132,563
8.375% 12/20/03	B2		40,000	34,400
9.75% 9/19/27	B2		185,000	123,025
11% 10/9/06	B2		80,000	66,900
11.375% 1/30/17	B2		140,000	104,650
11.75% 5/15/06	B2		135,000	114,075
11.75% 6/15/15	B2		70,000	53,025
Foreign Government and Government Agency Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Argentinian Republic: - continued
12% 6/19/31	B2		$ 300,000	$ 213,750
12.25% 6/19/18	B2		227,884	162,937
12.375% 2/21/12	B2		216,000	170,100
Brazilian Federative Republic:
euro 11.625% 4/15/04	B1		120,000	122,160
Brady:
capitalization bond 8% 4/15/14	B1		145,308	107,709
debt conversion bond 5.5% 4/15/12 (h)	B1		390,000	276,413
par Z-L 6% 4/15/24	B1		150,000	99,750
7.625% 4/15/06 (h)	B1		40,000	35,600
8.875% 4/15/24	B1		585,000	377,325
11% 8/17/40	B1		335,000	248,068
11.25% 7/26/07	B1		115,000	110,975
12.75% 1/15/20	B1		70,000	62,650
14.5% 10/15/09	B1		200,000	207,100
Bulgarian Republic Brady:
discount A 7.75% 7/28/24 (h)	B2		45,000	35,438
FLIRB A, 3% 7/28/12 (h)	B2		274,000	222,283
Canadian Government:
7% 12/1/06	Aa1	CAD	1,425,000	996,276
9% 6/1/25	Aa1	CAD	495,000	441,145
10% 5/1/02	Aa1	CAD	490,000	337,715
Central Bank of Nigeria:
Brady 6.25% 11/15/20	-		250,000	160,625
promissory note 5.092% 1/5/10	-		229,554	154,660
Central Bank of Nigeria warrants 11/15/20 (a)(j)	-		250	0
Colombian Republic:
7.625% 2/15/07	Ba2		50,000	45,625
8.625% 4/1/08	Ba2		70,000	65,275
9.75% 4/23/09	Ba2		103,000	98,365
10.5% 6/13/06	Ba2		15,000	15,450
11.75% 2/25/20	Ba2		70,000	67,025
Ecuador Republic:
4% 8/15/30 (f)(g)	Caa2		130,000	56,225
4% 8/15/30 (Reg. S) (f)	Caa2		330,000	142,725
12% 11/15/12 (g)	Caa2		7,000	4,918
12% 11/15/12 (Reg. S)	Caa2		235,000	165,088
European Investment Bank euro 6% 12/7/28	Aaa	GBP	120,000	179,523
Foreign Government and Government Agency Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Germany Federal Republic:
Series 96, 6.25% 4/26/06	Aaa	EUR	1,300,000	$ 1,183,782
3.75% 1/4/09	Aaa	EUR	1,180,000	926,336
4.5% 5/17/02	Aaa	EUR	200,000	170,141
5.5% 1/4/31	Aaa	EUR	390,000	322,265
8% 7/22/02	Aaa	EUR	450,000	396,466
Italian Republic 3.75% 6/8/05	Aa3	JPY	105,000,000	957,746
Ivory Coast:
Brady FLIRB A, 1.9% 3/29/18 (c)(f)	-	FRF	275,000	5,699
FLIRB 2% 3/30/18 (Reg. S) (c)(h)	-		90,000	14,850
Jamaican Government 11.75% 5/15/11 (g)	Ba3		50,000	52,625
Malaysian Government 7.5% 7/15/11	Baa2		55,000	54,240
Oblast Nizhniy Novgorod 8.75% 4/3/05 (Reg. S)	Ca		111,156	81,144
Pakistani Republic:
10% 12/13/05 (g)	Caa1		30,000	23,550
10% 12/13/05 (Reg. S)	Caa1		105,000	82,425
Panamanian Republic:
8.875% 9/30/27	Ba1		45,000	41,063
9.625% 2/8/11	Ba1		25,000	25,406
euro Brady interest reduction bond 4.5% 7/17/14 (h)	Ba1		125,000	110,313
Peruvian Republic:
Brady past due interest 4.5% 3/7/17 (h)	Ba3		170,000	117,300
euro Brady FLIRB 4% 3/7/17 (h)	Ba3		165,000	102,919
Philippine Government:
9.5% 10/21/24	Ba1		60,000	59,025
9.875% 1/15/19	Ba1		145,000	126,513
10.625% 3/16/25	Ba1		60,000	54,600
Russian Federation:
5% 3/31/30 (f)(g)	B3		675,000	319,781
5% 3/31/30 (Reg. S) (f)	B3		640,000	303,200
8.25% 3/31/10	B3		55,000	42,350
8.25% 3/31/10 (g)	B3		101,171	77,902
8.75% 7/24/05 (Reg. S)	B3		190,000	174,563
10% 6/26/07	B3		315,000	279,956
11% 7/24/18 (Reg. S)	B3		160,000	139,400
11.75% 6/10/03 (Reg. S)	B3		160,000	164,480
12.75% 6/24/28 (Reg. S)	B3		339,000	335,186
Spanish Kingdom 5.4% 7/30/11	Aa2	EUR	1,000,000	845,522
Treuhandanstalt 7.5% 9/9/04	Aaa	EUR	1,550,000	1,431,580
Foreign Government and Government Agency Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Turkish Republic:
11.75% 6/15/10	B1		$ 206,000	$ 180,250
11.875% 11/5/04	B1		30,000	29,775
11.875% 1/15/30	B1		110,000	91,850
12.375% 6/15/09	B1		215,000	197,263
Ukraine Government 11% 3/15/07 (Reg. S)	Caa1		145,500	112,588
United Kingdom, Great Britain & Northern Ireland:
7.5% 12/7/06	Aaa	GBP	510,000	788,814
8% 12/7/15	Aaa	GBP	165,000	296,657
8.75% 8/25/17	Aaa	GBP	160,000	311,264
9.75% 8/27/02	Aaa	GBP	135,000	200,129
United Mexican States:
8.125% 12/30/19	Baa3		470,000	444,150
8.375% 1/14/11	Baa3		395,000	397,568
11.375% 9/15/16	Baa3		274,000	330,855
Venezuelan Republic:
oil recovery rights 4/15/20 (j)	-		1,250	0
9.25% 9/15/27	B2		175,000	121,188
13.625% 8/15/18	B2		50,000	48,625
13.625% 8/15/18	B2		35,000	34,038
euro Brady:
debt conversion bond 7.875% 12/18/07 (h)	B2		154,760	129,128
par W-A 6.75% 3/31/20	B2		250,000	188,906
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $19,914,337)				19,797,446
Supranational Obligations - 0.6%

International Bank for Reconstruction & Development 2% 2/18/08 (Cost $443,194)	Aaa	JPY	50,000,000	438,783
Common Stocks - 0.0%
	Shares
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
NTL, Inc. warrants 10/14/08 (a)	56	336
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Horizon PCS, Inc. warrants 10/1/10 (a)(g)	120	$ 2,400
TOTAL COMMON STOCKS (Cost $4,990)		2,736
Preferred Stocks - 1.6%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (g)	4,093	82
Nonconvertible Preferred Stocks - 1.6%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc. Series H, $11.75 pay-in-kind	399	42,593
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
Crown Castle International Corp. $127.50 pay-in-kind	151	124,575
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.7%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	525	519,750
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	1	970
		520,720
Wireless Telecommunication Services - 0.7%
Dobson Communications Corp.:
$122.50 pay-in-kind	69	55,890
$130.00 pay-in-kind	28	24,640
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	315	$ 189,000
Series E, $111.25 pay-in-kind	452	257,640
		527,170
TOTAL TELECOMMUNICATION SERVICES		1,047,890
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,215,058
TOTAL PREFERRED STOCKS (Cost $1,603,752)		1,215,140
Sovereign Loan Participations - 0.1%
Moody's Ratings (unaudited) (b)		Principal Amount (d)
Algerian Republic loan participation:
Series 1 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.8125% 9/4/06 (h)	-	$ 28,269	24,594
Series 3 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.8125% 3/4/10 (h)	-	48,458	39,735
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $63,272)			64,329
Cash Equivalents - 3.3%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 3.99%, dated 6/29/01 due 7/2/01 (Cost $2,399,000)	$ 2,399,798	$ 2,399,000
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $73,913,858)		72,551,151
NET OTHER ASSETS - 0.7%		542,142
NET ASSETS - 100%		$ 73,093,293
Security Type Abbreviations
FLIRB	-	Front Loaded Interest Reduction Bonds
Currency Abbreviations
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
FRF	-	French franc
GBP	-	British pound
JPY	-	Japanese yen
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,534,443 or 7.6% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Quantity represents share amount.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	43.6%	AAA, AA, A	43.8%
Baa	5.2%	BBB	3.2%
Ba	8.9%	BB	13.6%
B	32.0%	B	29.1%
Caa	4.5%	CCC	3.4%
Ca, C	0.1%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.5%. FMR has determined that unrated debt securities that are lower quality account for 0.5% of the total value of investment in securities.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	67.5%
Germany	6.0
Canada	3.1
Mexico	3.1
United Kingdom	2.8
Russia	2.6
Argentina	2.5
Brazil	2.3
Italy	1.3
Spain	1.2
Others (individually less than 1%)	7.6
100.0%
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $64,329 or 0.1% of net assets.

Purchases and sales of securities, other than short-term securities, aggregated $74,277,029 and $60,550,070, respectively, of which long-term U.S. government and government agency obligations aggregated $27,050,619 and $22,958,400, respectively.

Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $74,050,271. Net unrealized depreciation aggregated $1,499,120, of which $1,606,485 related to appreciated investment securities and $3,105,605 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $1,310,000 of which $69,000, $266,000 and $975,000 will expire on December 31, 2006, 2007 and 2008, respectively.
The fund intends to elect to defer to its fiscal year ending December 31, 2001 approximately $359,000 of losses recognized during the period Novem- ber 1, 2000 to December 31, 2000.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $2,399,000) (cost $73,913,858) - See accompanying schedule		$ 72,551,151
Cash		927
Receivable for investments sold		586,159
Receivable for fund shares sold		150,231
Dividends receivable		13,777
Interest receivable		1,249,844
Other receivables		481
Total assets		74,552,570
Liabilities
Payable for investments purchased	$ 1,081,399
Payable for fund shares redeemed	217,032
Distributions payable	72,242
Accrued management fee	37,940
Other payables and accrued expenses	50,664
Total liabilities		1,459,277
Net Assets		$ 73,093,293
Net Assets consist of:
Paid in capital		$ 76,085,650
Undistributed net investment income		592,126
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,237,754)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,346,729)
Net Assets, for 7,990,543 shares outstanding		$ 73,093,293
Net Asset Value, offering price and redemption price per share ($73,093,293 ÷ 7,990,543 shares)		$9.15

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Dividends		$ 128,567
Interest		3,049,264
Total income		3,177,831
Expenses
Management fee	$ 227,451
Transfer agent fees	47,401
Accounting fees and expenses	30,594
Non-interested trustees' compensation	131
Custodian fees and expenses	14,878
Registration fees	29,794
Audit	30,603
Legal	808
Miscellaneous	40
Total expenses before reductions	381,700
Expense reductions	(922)	380,778
Net investment income		2,797,053
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(277,409)
Foreign currency transactions	(16,285)	(293,694)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(417,333)
Assets and liabilities in foreign currencies	(13,802)	(431,135)
Net gain (loss)		(724,829)
Net increase (decrease) in net assets resulting from operations		$ 2,072,224

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 2,797,053	$ 4,000,046
Net realized gain (loss)	(293,694)	(1,147,333)
Change in net unrealized appreciation (depreciation)	(431,135)	(758,466)
Net increase (decrease) in net assets resulting from operations	2,072,224	2,094,247
Distributions to shareholders from net investment income	(2,395,253)	(3,703,552)
Share transactions Net proceeds from sales of shares	46,531,103	52,684,775
Reinvestment of distributions	2,005,053	2,989,280
Cost of shares redeemed	(38,361,653)	(32,239,761)
Net increase (decrease) in net assets resulting from share transactions	10,174,503	23,434,294
Total increase (decrease) in net assets	9,851,474	21,824,989
Net Assets
Beginning of period	63,241,819	41,416,830
End of period (including undistributed net investment income of $592,126 and $190,326, respectively)	$ 73,093,293	$ 63,241,819
Other Information Shares
Sold	4,998,275	5,716,133
Issued in reinvestment of distributions	216,668	325,501
Redeemed	(4,151,823)	(3,501,684)
Net increase (decrease)	1,063,120	2,539,950

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended June 30, 2001	Years ended December 31,
	(Unaudited)	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.130	$ 9.440	$ 9.520	$ 10.000
Income from Investment Operations Net investment income D	.328 G	.729	.709	.469
Net realized and unrealized gain (loss)	(.026) G	(.363)	(.125)	(.466)
Total from investment operations	.302	.366	.584	.003
Less Distributions
From net investment income	(.282)	(.676)	(.664)	(.483)
Net asset value, end of period	$ 9.150	$ 9.130	$ 9.440	$ 9.520
Total Return B, C	3.31%	4.07%	6.35%	0.13%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 73,093	$ 63,242	$ 41,417	$ 24,261
Ratio of expenses to average net assets before expense reductions	.98% A	.99%	1.20%	1.64% A
Ratio of expenses to average net assets after voluntary waivers	.98% A	.99%	1.10%	1.10% A
Ratio of expenses to average net assets after all expense reductions	.97% A, F	.99%	1.10%	1.09% A, F
Ratio of net investment income to average net assets	7.15% A, G	7.94%	7.55%	7.40% A
Portfolio turnover rate	174% A	100%	134%	97% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period May 1, 1998 (commencement of operations) to December 31, 1998.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

G Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.006 and increase net realized and unrealized gain (loss) per share by $.006. Without this change the Ratio of net investment income to average net assets would have been 7.29%. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change in presentation.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Fidelity Strategic Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. The fund calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $202,479 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Change in Accounting Principle - continued

The effect of this change during the period, was to decrease net investment income by $52,700; increase net unrealized appreciation/depreciation by $79,420; and decrease net realized gain (loss) by $26,720. The Statement of Changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Options. The fund may use options to manage its exposure to the bond market and to fluctuations in interest rates. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, has also entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .12% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $922.

7. Credit Risk.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

8. Beneficial Interest.

At the end of the period, an affiliate of FMR was record owner of approximately 5% of the total outstanding shares of the fund.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

9. Proposed Reorganization.

The Board of Trustees of Fidelity Strategic Income Fund has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Fidelity International Bond Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity International Bond Fund in exchange solely for the number of shares of the fund having the same aggregate net asset value as the outstanding shares of Fidelity International Bond Fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective. The reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of Fidelity International Bond Fund. A Special Meeting of Shareholders ("Meeting") of Fidelity International Bond Fund will be held on December 19, 2001 to vote on the Agreement. A detailed description of the proposed transaction and voting information will be sent to shareholders of Fidelity International Bond Fund in October 2001. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about January 17, 2002.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

Fidelity Investments Money Management Investments, Inc.

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Robert A. Lawrence, Vice President

John H. Carlson, Vice President

Ian Spreadbury, Vice President

Kevin E. Grant, Vice President

Mark J. Notkin, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

* Independent trustees

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Ginnie Mae

Government Income

High Income

Intermediate Bond

Intermediate Government Income

International Bond

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Strategic Income

Target Timeline® 2001 & 2003

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

FSN-SANN-0801 141334
1.705710.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

International Bond

Fund

Semiannual Report

June 30, 2001

(2_fidelity_logos) (Registered Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Amid a slowing economy highlighted by frequent corporate earnings disappointments, mounting unemployment and waning consumer confidence, equity investors abandoned expensive, large-cap growth stocks in favor of the current earnings delivered by small- and mid-cap value stocks during the first six months of 2001. Fixed-income investments also offered a measure of stability, as corporate, mortgage and agency securities generally outperformed many popular equity indexes through the mid-point of the year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

Cumulative Total Returns

Periods ended June 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity International Bond A	-3.64%	-1.54%	7.86%	32.44%
SSB Non-US Dollar World Govt Bond	-6.78%	-7.43%	2.46%	88.98%
International Income Funds Average	-3.04%	-0.98%	15.81%	81.48%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index - a market value-weighted index that is designed to represent the performance of 16 world Government bond markets, excluding the United States. Issues included in the index have fixed-rate coupons and maturities of at least one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the international income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 51 mutual funds. These benchmarks reflect the reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity International Bond A	-1.54%	1.52%	2.85%
SSB Non-US Dollar World Govt Bond	-7.43%	0.49%	6.57%
International Income Funds Average	-0.98%	2.71%	5.84%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

A Prior to February 27, 1998, International Bond operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Semiannual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity International Bond Fund on June 30, 1991. As the chart shows, by June 30, 2001, the value of the investment would have grown to $13,244 - a 32.44% increase on the initial investment. For comparison, look at how the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $18,898 - an 88.98% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Performance - continued

Dividends and Yield

Periods ended June 30, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.86¢	17.85¢	39.30¢ A
Annualized dividend rate	4.38%	4.43%	4.84%
30-day annualized yield	4.67%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on the fund's average share price of $7.94 over the past one month, $8.13 over the past six months and $8.12 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. It does not reflect the cost of hedging and other currency gains and losses.

A Non-taxable Dividends: Dividends paid are based on the fund's investment income at the time of distribution. Dividends of approximately 19.0¢ per share paid during 2000 were a non-taxable return of capital.

Semiannual Report

Fund Talk: The Managers' Overview

Market Recap

Foreign-developed nation bonds struggled through the first half of 2001, as demonstrated by the negative return of the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. The benchmark - a market-value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - fell 6.78% for the six-month period ending June 30, 2001. The effects of a slowing U.S. economy rippled around the world and contributed to slower economic growth on a global basis. But while foreign bond markets were characterized by generally positive local currencies, the comparative strength of the strong U.S. dollar muted international bond performance on a relative basis. Long-duration bonds, both domestically and abroad, were among the weakest performers, as a string of interest-rate cuts made by central banks around the world to prevent a global recession also sparked the possibility of inflation in the near future. In general, emerging-markets debt outperformed developed nation investment-grade government bonds during the past six months. The J.P. Morgan Emerging Markets Bond Index Global returned 5.82% in that time frame. U.S. government bonds also posted a positive half-year, as the Lehman Brothers Government Bond Index - a benchmark for U.S. government securities with maturities of one year or more - gained 2.27% during the first half of 2001.

(Portfolio Manager photograph)
The following is an interview with John Carlson (right), Lead Portfolio Manager of Fidelity International Bond Fund for most of the period covered by this report, and Bill Eigen (left), who became Lead Portfolio Manager on June 11, 2001. John Carlson continues to manage the emerging-markets portion of the fund.

Q. How did the fund perform, John?

J.C. For the six-month period ending June 30, 2001, the fund returned -3.64%, while the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index returned -6.78%, and the international income funds average tracked by Lipper Inc. returned -3.04%. For the 12 months that ended June 30, 2001, the fund returned -1.54%, while the Salomon index returned -7.43% and the Lipper average returned -0.98%.

Q. Why did the fund outperform its index during the past six months?

J.C. Good security selection within the emerging-markets debt subportfolio drove the outperformance, though returns were somewhat offset by negative returns in the non-U.S. developed-market subportfolio.

Semiannual Report

Fund Talk: The Managers' Overview - continued

Q. What factors contributed to the emerging-markets debt subportfolio?

J.C. The subportfolio contributed to the fund's outperformance as a result of positive country and security selection. Russia again was the top contributor to performance as it continued to benefit from political and economic reforms, higher oil prices and a further buildup in international reserves. An underweighted position in Argentina also helped performance as its financial crisis deepened and investor confidence in the country's ability to enact needed reforms weakened. Further, Peru, while a relatively small portion of the fund, posted positive returns as the country elected its first president since the abdication of Alberto Fujimori last year. Brazil detracted from performance, and not only because of its proximity to Argentina. Its securities were hampered by the threat of an impending energy shortage due to an extended period of drought that has threatened the supply of hydro-electricity, which provides much of the power in Brazil and could potentially impact growth later this year.

Q. What affected the non-U.S. developed-country debt market, John?

J.C. Slower U.S. economic growth proved to be a catalyst for slower growth globally. All major central banks lowered interest rates during the period, including the Bank of England and the European Central Bank (ECB), which cut rates as economic growth slowed but inflationary pressures persisted. Japan returned to a zero interest-rate policy in February, providing a short-term boost, while in Canada interest rates were reduced to be in line with the U.S., its main trading partner. The subportfolio - managed by Ian Spreadbury - while posting negative returns, outperformed its benchmark. Ian reduced his exposure to long-duration government bonds in the U.K. and increased holdings in high-quality corporates. In addition, the subportfolio maintained a high exposure to AAA-rated euro bonds since uncertainty continued over the ECB's interest-rate policy. Although the bond markets generally were positive in local currency terms, the strength of the U.S. dollar undermined returns in dollar terms.

Q. Bill, what areas do you plan to focus on in the coming months?

B.E. One of the roles of the lead portfolio manager is to monitor the asset allocation between the subportfolios while staying true to the fund's risk profile. My plan during the next few months is to slightly overweight the non-U.S. developed-country subportfolio since I believe the ECB will ease rates soon, providing a positive investment environment for bonds, particularly among short and intermediate securities. That being said, I also plan to maintain a slightly underweighted position in the emerging-markets subportfolio since I think that market has become overpriced, and I want to step back a bit until valuations retreat to more attractive levels. While I will make slight asset allocation shifts periodically, it is important to remember that any movements will be subtle in nature - usually impacting no more than 3%-7% of assets. As always, security selection within the subportfolios will account for the majority of any value added to the fund.

Q. What's your outlook?

B.E. My overall outlook is constructive, particularly for the European region. My expectation is that economic growth in Europe will continue to moderate - making it likely that the ECB will lower short-term interest rates. Such a scenario would likely benefit European bonds and International Bond Fund's core holdings.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Fund Talk: The Managers' Overview - continued

Note to shareholders: On June 14, 2001, the Board of Trustees of Fidelity School Street Trust voted to present a proposal to shareholders of Fidelity International Bond Fund to merge the fund into Fidelity Strategic Income Fund. A shareholder meeting is scheduled for December 19, 2001. If shareholders of Fidelity International Bond Fund approve the merger, it will occur on or about January 17, 2002. The fund is closed to new investors as of June 29, 2001.

Fund Facts

Goal: high total investment return

Fund number: 451

Trading symbol: FGBDX

Start date: December 30, 1986

Size: as of June 30, 2001, more than $68 million

Managers: William Eigen, lead manager, since June 2001; John Carlson, emerging markets, since 1998; Ian Spreadbury, foreign developed-market securities, since 1996

3

Bill Eigen on the proposed merger of Fidelity International Bond Fund and Fidelity Strategic Income Fund:

"I think the proposed merger of Fidelity International Bond Fund into Fidelity Strategic Income Fund will benefit the shareholders of both funds. The funds are quite similar in their investment strategy, although Strategic Income has further diversification through its U.S. government bond subportfolio and the high-yield subportfolio, in addition to the emerging-markets debt and non-U.S. developed country debt subportfolios offered in International Bond.

"One of the interesting things about Strategic Income is, despite the fact that, on a neutral basis, it holds about 40% high-yield and 15% emerging-markets debt, the weighted average of the fund's holdings is firmly in investment-grade territory. Given the fund's broad diversification profile, overall volatility has been less than that of many single fixed-income asset classes, including high-yield. Diversification - through four individually managed subportfolios in different markets - really works for the fund, not only in terms of volatility, but also in terms of performance. If one or two markets are experiencing difficulties, the others are there to provide a cushion.

"I'm enthusiastic about Strategic Income and believe its investors are in a position to benefit under several economic scenarios. The fund gives shareholders the opportunity to invest on a global scale across several markets and to take advantage of Fidelity's research and portfolio management capabilities within a tightly controlled risk framework."

Semiannual Report

Investment Changes

Top Five Countries as of June 30, 2001
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Germany	20.9	19.6
Canada	13.4	11.8
United Kingdom	11.1	11.5
Spain	6.9	6.7
United States of America	6.8	7.8

Percentages are adjusted for the effect of open futures contracts, if applicable. Top countries are based upon location of issuer of each security, including where the fund is exposed to potential political and credit risks.

Top Five Holdings as of June 30, 2001
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Germany Federal Republic	16.2	16.6
Canadian Government	9.2	7.5
United Kingdom, Great Britain & Northern Ireland	7.5	7.7
Spanish Kingdom	6.9	6.7
French Government	5.5	8.4
	45.3
Asset Allocation (% of fund's net assets)
As of June 30, 2001	As of December 31, 2000
Corporate Bonds 15.3%	Corporate Bonds 16.4%
Government Obligations 74.9%	Government Obligations 70.5%
Supranational Obligations 5.0%	Supranational Obligations 5.3%
Other Investments 0.1%	Other Investments 0.4%
Short-Term Investments and Net Other Assets 4.7%	Short-Term Investments and Net Other Assets 7.4%

Semiannual Report

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Corporate Bonds - 15.3%
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Convertible Bonds - 0.1%
United Kingdom - 0.1%
BP Finance PLC (LUKoil) 3% 2/9/06 (g)	AA+		$ 32,000	$ 37,960
Nonconvertible Bonds - 15.2%
Argentina - 0.1%
Banco Hipotecario SA 10% 4/17/03 (Reg. S)	B1		25,000	23,250
Mastellone Hermanos SA yankee 11.75% 4/1/08	B2		40,000	24,000
TOTAL ARGENTINA				47,250
Bermuda - 0.0%
APP China Group Ltd.:
14% 3/15/10 (c)(g)	Caa3		75,000	4,875
14% 3/15/10 (Reg. S) (c)	Caa3		135,000	8,775
TOTAL BERMUDA				13,650
Brazil - 0.4%
Banco Nacional de Desenvolvimento Economico e Social:
11.25% 9/20/05 (g)	B1		65,000	64,594
12.554% 6/16/08 (h)	B1		210,000	191,888
TOTAL BRAZIL				256,482
Colombia - 0.1%
Comunicacion Celular SA 14.125% 3/1/05 (g)	B3		30,000	27,300
Occidente Y Caribe Celular SA yankee 14% 3/15/04	B3		40,000	36,400
TOTAL COLOMBIA				63,700
Germany - 2.7%
Depfa Bank AG 4.75% 3/20/03	Aaa	EUR	2,200,000	1,879,400
Indonesia - 0.0%
APP International Finance (Mauritius) Ltd. 0% 7/5/01 (c)(g)	B3		345,000	20,700
Korea (South) - 0.1%
Hanvit Bank:
12.75% 3/1/10 (g)(h)	Ba3		20,000	21,500
12.75% 3/1/10 (Reg. S) (h)	Ba3		20,000	21,500
TOTAL KOREA (SOUTH)				43,000
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
Mauritius - 0.0%
Indah Kiat Finance Mauritius Ltd. 10% 7/1/07 (c)	Caa1		$ 60,000	$ 12,300
Mexico - 0.7%
Alestra SA de RL de CV yankee 12.125% 5/15/06	B2		75,000	67,688
Gruma SA de CV yankee 7.625% 10/15/07	Ba2		60,000	52,800
Grupo Iusacell SA de CV yankee 14.25% 12/1/06	B1		45,000	47,869
Pemex Project Funding Master Trust 8.5% 2/15/08 (g)	Baa3		62,000	63,705
Petroleos Mexicanos:
9.25% 3/30/18	Baa3		35,000	36,750
9.5% 9/15/27	Baa3		35,000	37,188
Telefonos de Mexico SA de CV 8.25% 1/26/06 (g)	Baa3		70,000	72,100
TFM SA de CV yankee 0% 6/15/09 (e)	B1		50,000	42,500
TV Azteca SA de CV:
euro 10.5% 2/15/07 (Reg. S)	Ba3		25,000	22,875
yankee 10.5% 2/15/07	B1		20,000	18,300
TOTAL MEXICO				461,775
Netherlands - 0.8%
Sealed Air Finance euro 5.625% 7/19/06	Baa3	EUR	750,000	563,603
Philippines - 0.0%
Philippine Long Distance Telephone Co. 10.5% 4/15/09	Ba2		20,000	18,600
Turkey - 0.0%
Export Credit Bank of Turkey 11.5% 2/25/05 (Reg. S)	B2		20,000	18,200
United Kingdom - 3.5%
Argyll Group PLC euro 8.125% 10/4/02	BBB+	GBP	250,000	361,445
Punch Taverns Finance PLC euro 7.567% 4/15/26	Baa2	GBP	1,000,000	1,324,060
Tesco PLC euro 8.75% 2/20/03	Aa3	GBP	500,000	735,982
TOTAL UNITED KINGDOM				2,421,487
United States of America - 6.8%
Ford Motor Credit Co.:
5.625% 2/2/04	A2	EUR	500,000	429,930
euro 1.2% 2/7/05	A1	JPY	190,000,000	1,543,217
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
United States of America - continued
General Motors Corp. euro 1.25% 12/20/04	A2	JPY	150,000,000	$ 1,219,532
KFW International Finance, Inc. euro:
1.75% 3/23/10	Aaa	JPY	120,000,000	1,032,393
10.625% 9/3/01	Aaa	GBP	250,000	356,491
Pemex Project Funding Master Trust euro 9.125% 10/13/10 (Reg. S)	Baa3		80,000	84,200
TOTAL UNITED STATES OF AMERICA				4,665,763
TOTAL NONCONVERTIBLE BONDS				10,485,910
TOTAL CORPORATE BONDS (Cost $12,597,631)				10,523,870
Government Obligations (i) - 74.9%

Argentina - 3.0%
Argentinian Republic:
BOCON 5.3738% 4/1/07 (h)	B2		72,125	51,491
Brady:
floating rate bond 5.5625% 3/31/05 (h)	B2		115,200	93,816
par L-GP 6% 3/31/23	B2		170,000	108,800
Series BT06, 11.25% 5/24/04	B2		115,000	101,200
Series BT07, 11.75% 5/21/03	B2		180,000	162,900
Series BT08, 12.125% 5/21/05	B2		175,000	154,000
7% 12/19/08 (f)	B2		195,000	147,713
8.375% 12/20/03	B2		45,000	38,700
9.75% 9/19/27	B2		210,000	139,650
11% 10/9/06	B2		95,000	79,444
11.375% 1/30/17	B2		160,000	119,600
11.75% 5/15/06	B2		145,000	122,525
11.75% 6/15/15	B2		79,000	59,843
12% 6/19/31	B2		340,000	242,250
12.25% 6/19/18	B2		317,354	226,908
12.375% 2/21/12	B2		252,000	198,450
TOTAL ARGENTINA				2,047,290
Brazil - 2.6%
Brazilian Federative Republic:
euro 11.625% 4/15/04	B1		155,000	157,790
Government Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Brazil - continued
Brazilian Federative Republic: - continued
Brady:
capitalization bond 8% 4/15/14	B1		$ 119,446	$ 88,539
debt conversion bond 5.5% 4/15/12 (h)	B1		425,000	301,219
par Z-L 6% 4/15/24	B1		160,000	106,400
7.625% 4/15/06 (h)	B1		52,000	46,280
8.875% 4/15/24	B1		640,000	412,800
11% 8/17/40	B1		360,000	266,580
11.25% 7/26/07	B1		140,000	135,100
12.75% 1/15/20	B1		75,000	67,125
14.5% 10/15/09	B1		225,000	232,988
TOTAL BRAZIL				1,814,821
Bulgaria - 0.5%
Bulgarian Republic Brady:
discount A 7.75% 7/28/24 (h)	B2		50,000	39,375
FLIRB A, 3% 7/28/12 (h)	B2		300,000	243,375
interest arrears bond 7.75% 7/28/11 (h)	B2		50,000	39,375
TOTAL BULGARIA				322,125
Canada - 13.4%
Canadian Government:
1.9% 3/23/09	Aa1	JPY	80,000,000	698,525
7% 12/1/06	Aa1	CAD	1,450,000	1,013,755
9% 6/1/25	Aa1	CAD	3,450,000	3,074,647
10% 5/1/02	Aa1	CAD	2,250,000	1,550,732
Ontario Province 9% 9/15/04	Aa3	CAD	4,000,000	2,899,049
TOTAL CANADA				9,236,708
Colombia - 0.6%
Colombian Republic:
7.625% 2/15/07	Ba2		50,000	45,625
8.625% 4/1/08	Ba2		80,000	74,600
9.75% 4/23/09	Ba2		113,000	107,915
10.5% 6/13/06	Ba2		20,000	20,600
11.75% 2/25/20	Ba2		160,000	153,200
TOTAL COLOMBIA				401,940
Ecuador - 0.6%
Ecuador Republic:
4% 8/15/30 (f)(g)	Caa2		179,000	77,418
4% 8/15/30 (Reg. S) (f)	Caa2		405,000	175,163
Government Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Ecuador - continued
Ecuador Republic: - continued
12% 11/15/12 (g)	Caa2		$ 56,000	$ 39,340
12% 11/15/12 (Reg. S)	Caa2		210,000	147,525
TOTAL ECUADOR				439,446
Egypt - 0.5%
Arab Republic of Egypt:
7.625% 7/11/06	Ba1		205,000	204,244
8.75% 7/11/11	Ba1		140,000	139,833
TOTAL EGYPT				344,077
France - 5.5%
French Government OAT 7.25%, 4/25/06	Aaa	EUR	4,000,000	3,767,457
Germany - 18.2%
Germany Federal Republic:
Series 134, 4.25% 2/18/05	Aaa	EUR	2,200,000	1,854,728
Series 96, 6.25% 4/26/06	Aaa	EUR	3,450,000	3,141,574
3.75% 1/4/09	Aaa	EUR	2,300,000	1,805,570
4.5% 3/15/02	Aaa	EUR	2,800,000	2,381,021
5% 8/19/05	Aaa	EUR	1,000,000	863,364
5% 2/17/06	Aaa	EUR	500,000	431,512
5.5% 1/4/31	Aaa	EUR	600,000	495,793
6% 1/4/07	Aaa	EUR	200,000	180,676
Treuhandanstalt 7.5% 9/9/04	Aaa	EUR	1,500,000	1,385,400
TOTAL GERMANY				12,539,638
Italy - 4.6%
Italian Republic:
3.75% 6/8/05	Aa3	JPY	100,000,000	912,139
6% 11/1/07	Aa3	EUR	1,900,000	1,697,373
6% 5/1/31	Aa3	EUR	670,000	569,004
TOTAL ITALY				3,178,516
Ivory Coast - 0.0%
Ivory Coast:
Brady FLIRB A, 1.9% 3/29/18 (c)(f)	-	FRF	655,000	13,574
FLIRB 2% 3/30/18 (Reg. S) (c)(h)	-		90,000	14,850
TOTAL IVORY COAST				28,424
Jamaica - 0.1%
Jamaican Government 11.75% 5/15/11 (g)	Ba3		50,000	52,625
Government Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Malaysia - 0.1%
Malaysian Government 7.5% 7/15/11	Baa2		$ 65,000	$ 64,102
Mexico - 2.0%
United Mexican States:
8.125% 12/30/19	Baa3		530,000	500,850
8.375% 1/14/11	Baa3		490,000	493,185
11.375% 9/15/16	Baa3		309,000	373,118
TOTAL MEXICO				1,367,153
Multi-National - 1.3%
European Investment Bank euro 6% 12/7/28	Aaa	GBP	600,000	897,615
Nigeria - 0.5%
Central Bank of Nigeria:
Brady 6.25% 11/15/20	-		250,000	160,625
promissory note 5.092% 1/5/10	-		274,037	184,630
warrants 11/15/20 (a)(j)	-		250	0
TOTAL NIGERIA				345,255
Pakistan - 0.2%
Pakistani Republic:
10% 12/13/05 (g)	Caa1		45,000	35,325
10% 12/13/05 (Reg. S)	Caa1		100,000	78,500
TOTAL PAKISTAN				113,825
Panama - 0.4%
Panamanian Republic:
8.875% 9/30/27	Ba1		55,000	50,188
9.625% 2/8/11	Ba1		35,000	35,569
10.75% 5/15/20	Ba1		45,000	47,700
euro Brady interest reduction bond 4.5% 7/17/14 (h)	Ba1		140,000	123,550
TOTAL PANAMA				257,007
Peru - 0.4%
Peruvian Republic:
Brady past due interest 4.5% 3/7/17 (h)	Ba3		195,000	134,550
euro Brady FLIRB 4% 3/7/17 (h)	Ba3		190,000	118,513
TOTAL PERU				253,063
Philippines - 0.5%
Philippine Government:
9.5% 10/21/24	Ba1		95,000	93,456
9.875% 3/16/10	Ba1		35,000	34,388
Government Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Philippines - continued
Philippine Government: - continued
9.875% 1/15/19	Ba1		$ 160,000	$ 139,600
10.625% 3/16/25	Ba1		65,000	59,150
TOTAL PHILIPPINES				326,594
Russia - 3.6%
City of St. Petersburg Russia 9.5% 6/18/02 (Reg. S)	Caa1		57,000	57,285
Oblast Nizhniy Novgorod 8.75% 4/3/05 (Reg. S)	Ca		111,156	81,144
Russian Federation:
5% 3/31/30 (f)(g)	B3		911,875	432,001
5% 3/31/30 (Reg. S) (f)	B3		895,000	424,006
8.25% 3/31/10	B3		55,000	42,350
8.25% 3/31/10 (g)	B3		132,493	102,020
8.75% 7/24/05 (Reg. S)	B3		205,000	188,344
10% 6/26/07	B3		367,000	326,171
11% 7/24/18 (Reg. S)	B3		184,000	160,310
11.75% 6/10/03 (Reg. S)	B3		176,000	180,928
12.75% 6/24/28 (Reg. S)	B3		396,000	391,545
Russian Federation Ministry of Finance:
3% 5/14/03	Caa3		40,000	32,950
3% 5/14/06	Caa3		40,000	24,700
3% 5/14/08	Caa3		45,000	23,006
TOTAL RUSSIA				2,466,760
Spain - 6.9%
Spanish Kingdom:
5.4% 7/30/11	Aa2	EUR	3,250,000	2,747,946
6% 1/31/29	Aa2	EUR	2,350,000	2,010,536
TOTAL SPAIN				4,758,482
Turkey - 0.9%
Turkish Republic:
11.75% 6/15/10	B1		231,000	202,125
11.875% 11/5/04	B1		35,000	34,738
11.875% 1/15/30	B1		155,000	129,425
12% 12/15/08	B1		70,000	70,525
12.375% 6/15/09	B1		235,000	215,613
TOTAL TURKEY				652,426
Government Obligations (i) - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Ukraine - 0.2%
Ukraine Government 11% 3/15/07 (Reg. S)	Caa1		$ 193,030	$ 149,367
United Kingdom - 7.5%
United Kingdom, Great Britain & Northern Ireland:
5% 6/7/04	Aaa	GBP	300,000	418,703
6.25% 11/25/10	Aaa	GBP	310,000	468,243
7.5% 12/7/06	Aaa	GBP	1,610,000	2,490,178
8% 12/7/15	Aaa	GBP	460,000	827,043
8.75% 8/25/17	Aaa	GBP	480,000	933,791
TOTAL UNITED KINGDOM				5,137,958
Venezuela - 0.8%
Venezuelan Republic:
oil recovery rights 4/15/20 (j)	-		1,250	0
9.25% 9/15/27	B2		203,000	140,578
13.625% 8/15/18	B2		60,000	58,350
13.625% 8/15/18	B2		50,000	48,625
euro Brady:
debt conversion bond 7.875% 12/18/07 (h)	B2		154,760	129,128
par W-A 6.75% 3/31/20	B2		250,000	188,906
TOTAL VENEZUELA				565,587
TOTAL GOVERNMENT OBLIGATIONS (Cost $54,931,173)				51,528,261
Supranational Obligations - 5.0%

International Bank for Reconstruction & Development:
2% 2/18/08	Aaa	JPY	180,000,000	1,579,618
4.75% 12/20/04	Aaa	JPY	200,000,000	1,856,251
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $3,650,071)				3,435,869
Sovereign Loan Participations - 0.1%

Algeria - 0.1%
Algerian Republic loan participation:
Series 1 - Deutsche Bank 5.8125% 9/4/06 (h)	-		12,692	11,042
Sovereign Loan Participations - continued
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Algeria - continued
Algerian Republic loan participation: - continued
Series 1 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.8125% 9/4/06 (h)	-		$ 15,769	$ 13,719
Series 3 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.8125% 3/4/10 (h)	-		45,011	36,909
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $60,315)				61,670
Cash Equivalents - 6.0%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 3.99%, dated 6/29/01 due 7/2/01 (Cost $4,131,000)	$ 4,132,372	4,131,000
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $75,370,190)		69,680,670
NET OTHER ASSETS - (1.3)%		(864,396)
NET ASSETS - 100%		$ 68,816,274
Security Type Abbreviation
FLIRB	-	Front Loaded Interest Reduction Bonds
Currency Abbreviations
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
FRF	-	French franc
GBP	-	British pound
JPY	-	Japanese yen
Legend
(a) Non-income producing
(b) S&P® credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,051,463 or 1.5% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Quantity represents share amount.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	72.0%	AAA, AA, A	70.3%
Baa	5.2%	BBB	4.3%
Ba	2.5%	BB	6.6%
B	11.8%	B	9.2%
Caa	1.2%	CCC	0.7%
Ca, C	0.1%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.6%. FMR has determined that unrated debt securities that are lower quality account for 0.6% of the total value of investment in securities.
Purchases and sales of securities, other than short-term securities, aggregated $32,294,166 and $26,722,800, respectively.
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $61,670 or 0.1% of net assets.
Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $75,985,704. Net unrealized depreciation aggregated $6,305,034, of which $618,624 related to appreciated investment securities and $6,923,658 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $95,321,000 of which $81,206,000, $12,794,000, $1,169,000 and $152,000 will expire on December 31, 2002, 2003, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $4,131,000) (cost $75,370,190) - See accompanying schedule		$ 69,680,670
Cash		206
Receivable for investments sold		990,379
Receivable for fund shares sold		130,161
Interest receivable		1,151,808
Total assets		71,953,224
Liabilities
Payable for investments purchased	$ 2,940,070
Payable for fund shares redeemed	102,918
Accrued management fee	38,609
Other payables and accrued expenses	55,353
Total liabilities		3,136,950
Net Assets		$ 68,816,274
Net Assets consist of:
Paid in capital		$ 171,297,139
Distributions in excess of net investment income		(59,619)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(96,675,721)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(5,745,525)
Net Assets, for 8,729,720 shares outstanding		$ 68,816,274
Net Asset Value, offering price and redemption price per share ($68,816,274 ÷ 8,729,720 shares)		$7.88

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Interest		$ 2,177,699
Expenses
Management fee	$ 234,311
Transfer agent fees	87,878
Accounting fees and expenses	30,848
Non-interested trustees' compensation	215
Custodian fees and expenses	18,003
Registration fees	12,904
Audit	27,354
Legal	1,038
Miscellaneous	37
Total expenses before reductions	412,588
Expense reductions	(1,993)	410,595
Net investment income		1,767,104
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(224,148)
Foreign currency transactions	(22,011)	(246,159)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(4,025,700)
Assets and liabilities in foreign currencies	(73,502)	(4,099,202)
Net gain (loss)		(4,345,361)
Net increase (decrease) in net assets resulting from operations		$ (2,578,257)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 1,767,104	$ 3,387,985
Net realized gain (loss)	(246,159)	(1,311,704)
Change in net unrealized appreciation (depreciation)	(4,099,202)	(979,849)
Net increase (decrease) in net assets resulting from operations	(2,578,257)	1,096,432
Distributions to shareholders From net investment income	(1,519,186)	(1,761,046)
Return of capital	-	(1,435,675)
Total distributions	(1,519,186)	(3,196,721)
Share transactions Net proceeds from sales of shares	28,785,391	34,308,702
Reinvestment of distributions	1,419,913	2,928,894
Cost of shares redeemed	(26,529,280)	(33,001,184)
Net increase (decrease) in net assets resulting from share transactions	3,676,024	4,236,412
Total increase (decrease) in net assets	(421,419)	2,136,123
Net Assets
Beginning of period	69,237,693	67,101,570
End of period (including distributions in excess of net investment income of $59,619 and $307,537, respectively)	$ 68,816,274	$ 69,237,693
Other Information Shares
Sold	3,512,163	4,171,690
Issued in reinvestment of distributions	176,249	354,228
Redeemed	(3,240,933)	(3,981,476)
Net increase (decrease)	447,479	544,442

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended June 30, 2001	Years ended December 31,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 8.360	$ 8.670	$ 9.120	$ 9.090	$ 9.710	$ 9.940
Income from Invest- ment Operations Net investment income	.207 E, G	.450 E	.501 E	.518 E	.497 E	.550
Net realized and unrealized gain (loss)	(.509) G	(.336)	(.469)	.034	(.621)	(.234)
Total from investment operations	(.302)	.114	.032	.552	(.124)	.316
Less Distributions
From net investment income	(.178)	(.234)	(.324)	(.172)	(.150)	(.096)
Return of capital	-	(.190)	(.158)	(.350)	(.346)	(.450)
Total distributions	(.178)	(.424)	(.482)	(.522)	(.496)	(.546)
Net asset value, end of period	$ 7.880	$ 8.360	$ 8.670	$ 9.120	$ 9.090	$ 9.710
Total Return B, C, D	(3.64)%	1.49%	0.46%	6.33%	(1.21)%	3.35%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 68,816	$ 69,238	$ 67,102	$ 74,140	$ 78,382	$ 113,631
Ratio of expenses to average net assets	1.20% A	1.26%	1.27%	1.26%	1.27%	1.22%
Ratio of expenses to average net assets after all expense reductions	1.20% A	1.25% F	1.27%	1.25% F	1.27%	1.22%
Ratio of net invest- ment income to average net assets	5.15% A, G	5.43%	5.75%	5.75%	5.36%	6.09%
Portfolio turnover rate	83% A	127%	189%	246%	74%	91%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Prior to February 27, 1998 the fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

E Net investment income per share has been calculated based on average shares outstanding during the period.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

G Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.013 and increase net realized and unrealized gain (loss) per share by $.013. Without this change the Ratio of net investment income to average net assets would have been 5.46%. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change in presentation.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Fidelity International Bond Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. Effective the close of business on June 29, 2001 the fund was closed to new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. The fund calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes - continued

respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

If the fund's dividends exceed its taxable income in any year all or a portion of the fund's dividends may be treated as a return of capital. Any return of capital will be reported to shareholders on the annual tax statement in January.

For the period ended December 31, 2000, the fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital. This was due to reductions in taxable income available for distribution after certain distributions had been made.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $979,398 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

The effect of this change during the period, was to decrease net investment income by $107,328; increase net unrealized appreciation/depreciation by $136,339; and decrease net realized gain (loss) by $29,011. The Statement of Changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .55%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .68% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, has also entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .26% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $393 and $1,600, respectively.

7. Credit Risk.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

8. Litigation.

The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

9. Proposed Reorganization.

The Board of Trustees of Fidelity International Bond Fund has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Fidelity Strategic Income Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets of the fund to Fidelity Strategic Income Fund in exchange solely for the number of shares of Fidelity Strategic Income Fund having the same aggregate net asset value as the outstanding shares of the fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective and the assumption by Fidelity Strategic Income Fund of all of the liabilities of the fund. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of the fund. A Special Meeting of Shareholders ("Meeting") of the fund will be held on December 19, 2001 to vote on the Agreement. A detailed description of the proposed transaction and voting information will be sent to shareholders of the fund in October 2001. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about January 17, 2002.

Effective June 29, 2001, the fund's shares are no longer available for purchase or exchange to new accounts of the fund pending the proposed Reorganization. However, existing shareholders of the fund can continue to purchase shares of the fund.

Semiannual Report

Managing Your Investments

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Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

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* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

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Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Robert A. Lawrence, Vice President

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J. Michael Cook *

Ralph F. Cox *

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Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

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William O. McCoy *

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Robert C. Pozen

William S. Stavropoulos

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Spartan®

Intermediate Municipal Income
Fund

Semiannual Report

June 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Amid a slowing economy highlighted by frequent corporate earnings disappointments, mounting unemployment and waning consumer confidence, equity investors abandoned expensive, large-cap growth stocks in favor of the current earnings delivered by small- and mid-cap value stocks during the first six months of 2001. Fixed-income investments also offered a measure of stability, as corporate, mortgage and agency securities generally outperformed many popular equity indexes through the mid-point of the year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance.

Cumulative Total Returns

Periods ended June 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Spartan Intermediate Municipal Income	3.25%	9.10%	33.43%	88.86%
LB 1-17 Year Municipal Bond	3.12%	8.93%	35.10%	n/a*
Intermediate Municipal Debt Funds Average	2.83%	8.48%	29.52%	80.20%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-17 Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities between one and 17 years. To measure how the fund's performance stacked up against its peers, you can compare it to the intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 119 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan Intermediate Municipal Income	9.10%	5.94%	6.57%
LB 1-17 Year Municipal Bond	8.93%	6.20%	n/a*
Intermediate Municipal Debt Funds Average	8.48%	5.30%	6.06%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan Intermediate Municipal Income Fund on June 30, 1991. As the chart shows, by June 30, 2001, the value of the investment would have grown to $18,886 - an 88.86% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,967 - a 99.67% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Performance - continued

Total Return Components

	Six months ended June 30,	Years ended December 31,
	2001	2000	1999	1998	1997	1996
Dividend returns	2.43%	5.33%	4.63%	4.89%	5.22%	5.12%
Capital returns	0.82%	3.93%	-5.69%	1.00%	3.01%	-0.69%
Total returns	3.25%	9.26%	-1.06%	5.89%	8.23%	4.43%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended June 30, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.84¢	23.52¢	47.61¢
Annualized dividend rate	4.73%	4.81%	4.89%
30-day annualized yield	4.01%	-	-
30-day annualized tax-equivalent yield	6.27%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.87 over the past one month, $9.86 over the past six months and $9.73 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket. A portion of the fund's income may be subject to the federal alternative minimum tax.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

In an effort to kick-start the sputtering U.S. economy, the Federal Reserve Board reduced key short-term interest rates six times during the first half of 2001, lowering the fed funds target rate from 6.50% to 3.75%. While the full effect of these cuts likely won't be felt for several months, they had an immediate impact on the performance of tax-free municipal bonds, particularly those of short and intermediate maturity, which typically benefit in a declining interest-rate environment. The muni market also received a boost given the steady demand from institutional, retail and high-net-worth investors, as well as an encouraging credit upgrade environment. For the overall six-month period ending June 30, 2001, the Lehman Brothers Municipal Bond Index - an index of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 2.88%. As is often the case in financial markets, some of the good news was offset by several factors. In April, for instance, the $25 billion downgrade of California's general obligation bonds - the largest muni downgrade on record - tempered performance. Additionally, as interest rates continued to trend downward, so did the prices of long-term munis. Also, President Bush's newly enacted tax program raised moderate concerns about higher muni supply and lower muni demand going forward.

(Portfolio Manager photograph)
An interview with Christine Thompson, Portfolio Manager of Spartan Intermediate Municipal Income Fund

Q. How did the fund perform, Christine?

A. For the six-month period that ended June 30, 2001, the fund had a total return of 3.25%. To get a sense of how the fund did relative to its competitors, the intermediate municipal debt funds average returned 2.83% for the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers 1-17 Year Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 3.12%. For the 12-month period that ended June 30, 2001, the fund had a total return of 9.10%. In comparison, the intermediate municipal debt funds average returned 8.48% and the Lehman Brothers index returned 8.93% for the same 12-month period.

Q. What drove the fund's performance and helped it outpace its benchmarks during the past six months?

A. Falling interest rates, of course, were the main factor driving the municipal bond market's and the fund's performance during the period. Short- and intermediate-maturity municipal bonds performed quite well, as the Federal Reserve Board cut short-term interest rates six times in as many months. In response, short- and intermediate-maturity municipal bond yields generally fell and their prices typically rose. Long-maturity bonds, on the other hand, tended to stall due to growing concerns about creeping inflation, both now and in the future. The performance discrepancy between long- and shorter-maturity bonds was a key reason why the fund outpaced its benchmarks. Because I kept the fund's investments broadly diversified among short-, intermediate- and long-maturity bonds, it benefited from the rally. That said, the fund's stake in long-maturity bonds turned in disappointing returns on a relative basis.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What other factors aided performance?

A. One of last year's disappointments turned out to be one of this year's best decisions and boosted the fund's performance. The fund's very small weighting in California munis detracted from performance last year as gains in personal income and the technology stock slump prompted strong demand for tax-free California bonds, helping them to outperform most other states throughout the second half of 2000. But given their expensive prices compared to other states, I generally avoided California bonds. This year, a litany of woes - including a weakening economy, the state's ongoing power crisis and the credit rating downgrade of California state-issued general obligation bonds - caused California municipals to lag the nation as a whole. Further clouding the outlook for the California municipal market was the threat of about $10 billion in power revenue bonds scheduled to be issued later this year to help replenish the state's general fund and pay for future power needs.

Q. Which states did you emphasize?

A. Generally speaking, I emphasized bonds from states that offered attractive relative valuations and underweighted bonds from states with high levels of state income taxes and/or strong wealth levels. Just as it did in California, strong wealth levels and high state taxes spurred demand for tax-free investments in high-tax states such as New York and Florida, and their prices tended to be quite expensive as a result. So I focused on finding bargains in states such as Texas, where credit quality was high and demand was firm, but where muni prices were more reasonable.

Q. Given the nation's economic slowdown, did you make any changes to the fund's investments during the past six months?

A. Not really, since I already had positioned the fund anticipating economic weakness in 2001. I maintained the fund's relatively high credit quality, with more than 87% of its investments in bonds rated A or higher by Moody's Investors Service or Standard & Poor's® at the end of the period. My emphasis on these investment-grade bonds reflected that, for the most part, I didn't feel lower-quality bonds offered enough incentive in the form of additional yield for their increased risk, especially given the weakness of the economy. In terms of sectors, I had previously diversified away from economically sensitive sectors - such as general obligation bonds - and into groups such as education, electric utilities and transportation.

Q. What's ahead for the municipal market?

A. The direction of interest rates and, ultimately, the performance of the bond markets largely will be determined by the strength of the economy. At the end of June, bond prices reflected expectations for further interest-rate cuts. Continued economic weakness could help sustain the drop in interest rates, while an economic rebound could spell higher rates in the fall. As for municipals in particular, their performance also will be dependent on whether investors view them as attractively valued relative to other fixed-income alternatives.

Semiannual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital

Fund number: 036

Trading symbol: FLTMX

Start date: April 15, 1977

Size: as of June 30, 2001, more than $1.4 billion

Manager: Christine Thompson, since 2000; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1985

3

Christine Thompson on trends in credit quality:

"Municipal issuers generally enjoyed strong revenue growth during the past year as tax receipts and user fees exceeded budget forecasts. Infrastructure spending on transportation projects and school facility improvements accelerated, but generally were met with strong taxpayer support that eased the challenges associated with financing such projects. That said, revenue growth is slowing in response to weaker economic conditions across the country.

"Within the municipal market, there were some widely divergent trends. After two years of general decline, many health care issuers have begun to stabilize. In light of this development, the fund has taken a selective approach, concentrating hospital bond investments in those facilities identified as the dominant service providers in their market with the ability to translate their competitive strength into higher prices.

"On the other hand, corporate-backed municipal bond issues lagged as slowing economic growth gave rise to heightened concerns about leveraged corporate balance sheets. Corporate-backed municipal issues are concentrated in some cyclical industry groups - such as the paper, automobile and airline industries - and in some industries that are subject to aggressive restructuring - such as the electric utility industry."

Semiannual Report

Investment Changes

Top Five States as of June 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Texas	16.9	16.7
Washington	10.5	8.3
Massachusetts	9.5	10.3
New York	7.8	10.0
Illinois	6.8	5.9
Top Five Sectors as of June 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	35.5	37.7
Electric Utilities	15.9	11.9
Health Care	11.3	10.7
Transportation	11.5	11.8
Education	7.2	6.3
Average Years to Maturity as of June 30, 2001
		6 months ago
Years	8.2	8.5
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of June 30, 2001
6 months ago
Years	5.2	5.1

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)
As of June 30, 2001	As of December 31, 2000
Aaa 55.3%	Aaa 59.5%
Aa, A 31.8%	Aa, A 28.7%
Baa 9.2%	Baa 9.4%
Ba and Below 0.2%	Ba and Below 1.3%
Not Rated 1.8%	Not Rated 0.8%
Short-term Investments 1.7%	Short-term Investments 0.3%

Where Moody's ratings are not available, we have used S&P ® ratings. Amounts shown are as a percentage of the fund's investments.

Semiannual Report

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Municipal Bonds - 97.6%
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Alabama - 0.3%
Alabama Pub. School & College Auth. Rev. Series C, 5.625% 7/1/13	Aa3	$ 4,200	$ 4,500
Alaska - 1.1%
Anchorage Gen. Oblig. Series B, 5.875% 12/1/13 (FGIC Insured)	Aaa	2,000	2,178
Anchorage Hosp. Rev. (Sisters of Providence Proj.) Series 1991, 6.75% 10/1/02	Aa3	2,575	2,646
North Slope Borough Gen. Oblig. Series A, 0% 6/30/03 (MBIA Insured)	Aaa	11,500	10,732
			15,556
Arizona - 1.6%
Arizona Trans. Board Excise Tax Rev. (Maricopa County Reg'l. Area Road Fund Prog.):
Series A:
0% 7/1/02 (FGIC Insured)	Aaa	1,700	1,651
6.5% 7/1/04 (AMBAC Insured)	Aaa	1,100	1,195
Series B, 6.5% 7/1/04 (AMBAC Insured)	Aaa	1,220	1,325
Maricopa County Cmnty. College District:
(1994 Proj.) Series 2001 D, 4% 7/1/03	Aaa	4,500	4,572
Series A:
6% 7/1/09	Aaa	90	94
6% 7/1/09 (Pre-Refunded to 7/1/03 @ 101) (e)	Aaa	1,910	2,033
Phoenix Gen. Oblig. Series A, 7.5% 7/1/08	Aa1	4,500	5,410
Scottsdale Muni. Property Corp. Excise Tax Rev. 5.5% 7/1/09 (b)	Aa1	2,830	2,983
Univ. of Arizona Univ. Rev. 6.375% 6/1/05	A1	2,100	2,197
Yuma Muni. Property Corp. Rev. 5% 7/1/12 (AMBAC Insured)	Aaa	1,100	1,136
			22,596
Arkansas - 0.0%
Arkansas Gen. Oblig. (College Savings Prog.) 0% 6/1/02	Aa2	705	687
California - 4.7%
California Edl. Facilities Auth. Rev. (Chapman Univ. Proj.) 5.375% 10/1/16 (AMBAC Insured)	AAA	3,000	3,075
California Gen. Oblig.:
5.5% 3/1/11	Aa2	8,500	9,073
5.5% 3/1/12 (MBIA Insured)	Aaa	3,350	3,592
5.75% 10/1/10	Aa3	2,200	2,401
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
California Gen. Oblig.: - continued
5.75% 10/1/10 (MBIA Insured)	Aaa	$ 3,000	$ 3,337
6.75% 8/1/12	Aa2	1,550	1,813
California Hsg. Fin. Agcy. Rev. (Home Mtg. Prog.):
Series 1983 A, 0% 2/1/15	Aa2	19,346	6,391
Series G, 6% 2/1/10 (MBIA Insured) (d)	Aaa	2,000	2,118
California Poll. Cont. Fing. Auth. Resource Recovery Rev. (Waste Mgmt., Inc. Proj.) Series A, 7.15% 2/1/11 (d)	Ba1	2,500	2,597
Carson Redev. Agcy. (Area #2 Redev. Proj.):
5.5% 10/1/02	Baa2	1,320	1,357
5.6% 10/1/03	Baa2	1,500	1,566
Central Valley Fing. Auth. Cogeneration Proj. Rev. (Carson Ice Gen. Proj.) 5.5% 7/1/01	BBB-	1,875	1,875
Long Beach Hbr. Rev. Series A, 5.5% 5/15/07 (FGIC Insured) (d)	Aaa	2,330	2,510
Los Angeles Hbr. Dept. Rev. Series A, 5.5% 8/1/10 (AMBAC Insured) (b)(d)	Aaa	4,565	4,745
Modesto Irrigation District Elec. Rev. Series A, 9.625% 1/1/11 (Escrowed to Maturity) (e)	Aaa	4,390	5,592
Pleasanton Joint Powers Fing. Auth. Rev. (Reassessment Proj.) Series A, 6.15% 9/2/12	Baa1	1,375	1,448
Sacramento Cogeneration Auth. Cogeneration Proj. Rev. (Procter & Gamble Proj.) 5.8% 7/1/01	BBB-	1,400	1,400
Sacramento Pwr. Auth. Cogeneration Proj. Rev.:
6% 7/1/01	BBB-	3,300	3,300
6.5% 7/1/08	BBB-	2,000	2,218
San Diego County Ctfs. of Prtn:
5% 10/1/06	A3	1,135	1,193
5% 10/1/08	A3	1,470	1,538
5.25% 10/1/10	A3	1,620	1,715
Southern California Pub. Pwr. Auth. Transmission Proj. Rev. (Southern Transmission Proj.) 0% 7/1/04	Aa3	2,000	1,799
			66,653
Colorado - 3.6%
Adams County Bldg. Auth. Rev. Series B, 0% 8/15/12 (FSA Insured) (Escrowed to Maturity) (e)	AAA	5,000	2,942
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Colorado - continued
Arapahoe County Cap. Impt. Trust Fund Hwy. Rev. Series E 470, 0% 8/31/26 (Pre-Refunded to 8/31/05 @ 20.8626) (e)	Aaa	$ 62,100	$ 11,066
Colorado Health Facilities Auth. Rev.:
Series 2001, 6.625% 11/15/26	Baa2	2,550	2,614
6.25% 2/1/04	Baa2	9,500	9,883
6.25% 2/1/04 (Escrowed to Maturity) (e)	Baa2	600	640
Denver City & County Arpt. Rev.:
Series A:
0% 11/15/04 (d)	A2	2,070	1,782
0% 11/15/05 (MBIA Insured) (d)	Aaa	2,250	1,878
Series C, 6.55% 11/15/16 (MBIA Insured) (d)	Aaa	2,660	2,830
Series D:
0% 11/15/03 (MBIA Insured) (d)	Aaa	5,320	4,885
0% 11/15/05 (MBIA Insured) (d)	Aaa	2,055	1,715
0% 11/15/06 (d)	A2	4,500	3,475
7% 11/15/25 (d)	A2	1,340	1,351
Jefferson County School District #R 001 Series A, 5.5% 12/15/14 (FGIC Insured)	Aaa	5,000	5,300
			50,361
Connecticut - 0.1%
Connecticut Health & Edl. Facilities Auth. Rev. (Quinnipiac College Proj.) Series D, 5.625% 7/1/03	BBB-	1,100	1,124
District Of Columbia - 2.5%
District of Columbia Gen. Oblig.:
Series 1998 B, 5.75% 6/1/09 (MBIA Insured)	Aaa	1,965	2,139
Series 2001 E:
5% 6/1/04 (FGIC Insured)	Aaa	70	73
5% 6/1/04 (FGIC Insured) (Escrowed to Maturity) (e)	Aaa	890	927
Series A:
5.25% 6/1/10 (MBIA Insured)	Aaa	3,000	3,150
5.25% 6/1/11 (MBIA Insured)	Aaa	3,905	4,077
5.75% 6/1/03 (AMBAC Insured)	Aaa	95	99
5.75% 6/1/03 (AMBAC Insured) (Escrowed to Maturity) (e)	Aaa	1,045	1,095
5.875% 6/1/05 (AMBAC Insured)	Aaa	1,165	1,253
5.875% 6/1/05 (AMBAC Insured) (Escrowed to Maturity) (e)	Aaa	865	936
Series A3:
5.3% 6/1/04 (AMBAC Insured)	Aaa	400	419
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
District Of Columbia - continued
District of Columbia Gen. Oblig.: - continued
Series A3:
5.3% 6/1/04 (AMBAC Insured) (Escrowed to Maturity) (e)	Aaa	$ 375	$ 394
5.4% 6/1/05 (AMBAC Insured) (Escrowed to Maturity) (e)	Aaa	320	341
Series C:
5.75% 12/1/05 (AMBAC Insured)	Aaa	1,895	2,019
5.75% 12/1/05 (AMBAC Insured) (Pre-Refunded to 12/1/03 @ 102) (e)	Aaa	260	280
Series E, 5% 6/1/04 (FGIC Insured) (Pre-Refunded to 6/1/03 @ 102) (e)	Aaa	40	42
District of Columbia Rev. (Medstar Univ. Hosp. Proj.) Series D, 6.875%, tender 2/15/07 (c)	Baa2	11,000	11,515
Metro. Washington Arpts. Auth. Gen. Arpt. Rev. Series 1998 B:
5.25% 10/1/09 (MBIA Insured) (d)	Aaa	3,475	3,651
5.25% 10/1/10 (MBIA Insured) (d)	Aaa	2,780	2,921
			35,331
Florida - 1.6%
Alachua County Health Facilities Auth. Health Facilities Rev. (Avmed/Santa Fe Health Sys. Proj.) 6% 11/15/09 (Escrowed to Maturity) (e)	Baa1	1,420	1,523
Hillsborough County Util. Rev. 5% 8/1/05 (AMBAC Insured)	Aaa	4,000	4,199
Lee County Hosp. Board of Directors Hosp. Rev. (Lee Memorial Health Sys. Proj.) 6% 4/1/06 (MBIA Insured)	Aaa	2,640	2,862
Lee County Indl. Dev. Auth. Health Care Facilities Rev. (Shell Point Village Proj.) Series A:
5.5% 11/15/08	BBB-	1,000	986
5.75% 11/15/12	BBB-	1,800	1,746
Pasco County Solid Waste Disp. & Resource Recovery Sys. Rev. 6% 4/1/10 (AMBAC Insured) (d)	Aaa	2,000	2,200
Tampa Florida Guaranteed Entitlement Rev.:
6% 10/1/02 (AMBAC Insured) (b)	Aaa	2,000	2,073
6% 10/1/05 (AMBAC Insured) (b)	Aaa	1,500	1,630
6% 10/1/06 (AMBAC Insured) (b)	Aaa	1,945	2,133
Tampa Wtr. & Swr. Rev.:
5% 10/1/04 (FSA Insured) (b)	Aaa	1,755	1,791
5% 10/1/05 (FSA Insured) (b)	Aaa	1,845	1,887
			23,030
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Georgia - 1.5%
Dalton Bldg. Auth. Rev. Series 2001, 5% 7/1/04	Aa3	$ 5,150	$ 5,369
Georgia Gen. Oblig.:
Series 1993 A, 7.45% 1/1/09	Aaa	2,880	3,464
Series 1994 D, 6.7% 8/1/09	Aaa	5,400	6,297
Series 1998 B, 5.75% 7/1/04	Aaa	5,645	6,017
			21,147
Hawaii - 0.7%
Hawaii Arpts. Sys. Rev.:
Series 2001:
5.5% 7/1/05 (FGIC Insured) (d)	Aaa	3,000	3,183
5.5% 7/1/06 (FGIC Insured) (d)	Aaa	1,000	1,067
Third Series, 5.75% 7/1/08 (AMBAC Insured) (Pre-Refunded to 7/1/04 @ 102) (d)(e)	Aaa	2,275	2,455
Hawaii Gen. Oblig. Series CN, 5.25% 3/1/12 (FGIC Insured)	Aaa	2,880	2,996
			9,701
Idaho - 0.4%
Idaho Falls Gen. Oblig. 0% 4/1/05 (FGIC Insured)	Aaa	6,000	5,178
Illinois - 6.5%
Chicago Gen. Oblig. Series A, 5.5% 1/1/08 (MBIA Insured)	Aaa	3,000	3,230
Chicago Metro. Wtr. Reclamation District Greater Chicago Series A, 5.5% 12/1/13	Aa1	11,990	12,748
Chicago Midway Arpt. Rev.:
Series A, 5.5% 1/1/29 (MBIA Insured)	Aaa	4,000	4,027
Series B:
6% 1/1/09 (MBIA Insured) (d)	Aaa	2,000	2,162
6.125% 1/1/12 (MBIA Insured) (d)	Aaa	2,740	2,941
Chicago O'Hare Int'l. Arpt. Rev.:
(Gen. Arpt. Proj.) Series A, 6.25% 1/1/08 (AMBAC Insured) (d)	Aaa	9,820	10,870
Series 1999, 5.5% 1/1/11 (AMBAC Insured) (d)	Aaa	10,000	10,649
Cook County Cmnty. Unit School District #401 Elmwood Park 0% 12/1/10 (FSA Insured)	Aaa	3,275	2,094
Cook County High School District #201 J. Sterling Mortan Tpk. 0% 12/1/11 (FGIC Insured)	Aaa	4,275	2,583
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Illinois - continued
Illinois Dev. Fin. Auth. Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) Series 2000, 5.85% 2/1/07 (d)	BBB	$ 2,500	$ 2,554
Illinois Health Facilities Auth. Rev.:
(Condell Med. Ctr. Proj.) 7% 5/15/22	A3	5,000	5,374
(Riverside Health Sys. Proj.) 6.8% 11/15/20	A3	2,755	2,904
Illinois Sales Tax Rev. Series W, 5% 6/15/13	Aa2	3,430	3,476
Lake County Cmnty. Consolidated School District #50 Woodland Series 2000 A, 6% 12/1/20 (FGIC Insured)	Aaa	3,000	3,174
Lake County Cmnty. Unit School District #60 Waukegan:
Series C:
0% 12/1/13 (FSA Insured)	Aaa	5,590	2,979
0% 12/1/14 (FSA Insured)	Aaa	5,180	2,586
0% 12/1/15 (FSA Insured)	Aaa	3,810	1,781
Series D:
0% 12/1/09 (FSA Insured)	Aaa	3,480	2,351
0% 12/1/10 (FSA Insured)	Aaa	3,380	2,161
Lake County Forest Preservation District 0% 12/1/04	Aa1	5,850	5,143
Rolling Meadows Multi-Family Mtg. Rev. (Woodfield Garden Apts. Proj.) 7.75% 2/1/04, LOC Banque Paribas	A+	5,000	5,202
			90,989
Indiana - 1.3%
Indianapolis Resource Recovery Rev. (Ogden Martin Sys., Inc. Proj.):
6.75% 12/1/04 (AMBAC Insured)	Aaa	3,520	3,862
6.75% 12/1/05 (AMBAC Insured)	Aaa	8,185	9,100
Indianapolis Thermal Energy Sys. Series 2001 A, 5.5% 10/1/16 (MBIA Insured)	Aaa	5,000	5,171
			18,133
Kansas - 1.0%
Kansas City Util. Sys. Rev.:
0% 3/1/04 (AMBAC Insured)	Aaa	3,735	3,388
0% 3/1/04 (AMBAC Insured) (Escrowed to Maturity) (e)	Aaa	5,015	4,553
Kansas Dev. Fin. Auth. Rev. (Sisters of Charity Leavenworth Health Svc. Co. Proj.):
5.25% 12/1/10 (MBIA Insured)	Aaa	1,000	1,043
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Kansas - continued
Kansas Dev. Fin. Auth. Rev. (Sisters of Charity Leavenworth Health Svc. Co. Proj.): - continued
5.25% 12/1/11 (MBIA Insured)	Aaa	$ 1,805	$ 1,878
Saline County Unified School District #305 Salina Series 2001, 5.25% 9/1/10 (FSA Insured)	Aaa	3,205	3,429
			14,291
Kentucky - 1.8%
Kentucky Property & Bldgs. Commission Revs.:
(#69 Proj.):
Series 2001 B, 5% 8/1/08 (FSA Insured) (b)	Aaa	1,540	1,622
Series 2001 C, 5% 8/1/04 (FSA Insured) (b)	Aaa	3,090	3,215
Series 2001 D, 5.5% 8/1/08 (FSA Insured) (b)	Aaa	1,500	1,592
5.5% 9/1/11	Aa3	6,030	6,485
5.5% 9/1/12	Aa3	4,975	5,300
Kentucky Tpk. Auth. Econ. Dev. Road Rev. (Revitalization Proj.) Series A:
5.5% 7/1/11 (AMBAC Insured)	Aaa	2,500	2,721
5.5% 7/1/12 (AMBAC Insured)	Aaa	3,865	4,203
			25,138
Louisiana - 0.8%
New Orleans Gen. Oblig. 0% 9/1/05 (AMBAC Insured)	Aaa	13,500	11,407
Massachusetts - 9.5%
Massachusetts Bay Tran Auth. Series A, 5.75% 7/1/18	Aa1	3,000	3,171
Massachusetts Dev. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.):
6.375% 8/1/14	A2	1,315	1,418
6.375% 8/1/15	A2	2,460	2,628
6.375% 8/1/16	A2	2,570	2,726
Massachusetts Ed. Ln. Auth. Ed. Ln. Rev. Series B Issue E, 6% 1/1/12 (AMBAC Insured) (d)	Aaa	3,415	3,567
Massachusetts Fed. Hwy. 5.75% 6/15/11	Aa3	4,000	4,399
Massachusetts Gen. Oblig.:
(Consolidated Ln. Prog.) Series B, 6% 6/1/14	Aa2	9,650	10,593
Series A, 5.5% 2/1/11	Aa2	2,755	2,859
Series C, 6.5% 8/1/11	Aa2	720	736
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Massachusetts - continued
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Fairview Extended Care Proj.) Series B, 4.55% 1/1/21 (MBIA Insured)	Aaa	$ 5,295	$ 5,359
(Lawrence Gen. Hosp. Proj.) Series B, 7.25% 7/1/01	Baa2	1,580	1,580
(Waltham-Weston Hosp. & Med. Ctr. Proj.) Series B, 8% 7/1/02 (Escrowed to Maturity) (e)	Baa3	1,100	1,127
Massachusetts Indl. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.):
Series A1:
0% 8/1/01	A1	10,800	10,777
0% 8/1/02	A+	5,700	5,519
Series A2:
0% 8/1/04	A+	10,800	9,606
0% 8/1/05	A+	5,100	4,325
0% 8/1/07	A+	5,800	4,451
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply Sys. Rev. Series A, 6.75% 7/1/05	Baa2	3,610	3,770
Massachusetts Tpk. Auth. Western Tpk. Rev. Series A, 5.55% 1/1/17 (MBIA Insured)	Aaa	8,770	8,989
Massachusetts Wtr. Poll. Abatement Trust Wtr. Poll. Abatement Rev. (MWRA Ln. Prog.) Series A, 5.25% 8/1/13	Aaa	25	26
New England Ed. Ln. Marketing Corp. Massachusetts Student Ln. Rev.:
Series A Sr. Issue, 6.5% 9/1/02	Aaa	34,215	35,541
Sr. Issue D, 6.3% 9/1/02	Aaa	7,815	8,100
Univ. of Lowell Bldg. Auth. Rev. Fifth Series A, 6.75% 11/1/05 (AMBAC Insured)	Aaa	1,705	1,912
			133,179
Michigan - 2.5%
Detroit Convention Facilities Rev. (Cobo Hall Expansion Proj.) 5.25% 9/30/12	A	22,300	22,422
Detroit Wtr. Supply Sys. Rev. Series 2001 A, 5.75% 7/1/28 (FGIC Insured)	Aaa	2,400	2,511
Michigan Hosp. Fin. Auth. Rev.:
(McLaren Health Care Corp. Proj.) Series A, 5% 6/1/19	A1	8,000	7,407
(Mercy Health Svcs. Proj.) Series Q, 6% 8/15/09 (AMBAC Insured) (Escrowed to Maturity) (e)	Aaa	1,195	1,304
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Michigan - continued
Michigan Muni. Bond Auth. Rev. Series G, 6.3% 11/1/05 (AMBAC Insured)	Aaa	$ 370	$ 407
Michigan Strategic Fund Ltd. Oblig. Rev. (Detroit Edison Co. Proj.) Series A, 5.55% 9/1/29 (MBIA Insured) (d)	Aaa	1,500	1,517
			35,568
Minnesota - 0.8%
Rochester Health Care Facilities Rev. (Mayo Foundation Proj.) Series A, 5.5% 11/15/27	AA+	11,750	11,926
Mississippi - 0.3%
Mississippi Higher Ed. Student Ln. Series 2000 B3, 5.45% 3/1/10 (d)	A2	3,800	3,939
Missouri - 0.2%
Missouri Highways & Trans. Commisson State Road Rev. Series 2001 A, 5.625% 2/1/13	Aa2	2,370	2,553
Nebraska - 0.9%
American Pub. Energy Agcy. Nebraska Gas Supply Rev. (Nebraska Pub. Gas Agcy. Proj.) Series A:
5% 6/1/07 (AMBAC Insured)	Aaa	1,000	1,023
5.25% 6/1/11 (AMBAC Insured)	Aaa	2,300	2,343
Lancaster County School District #1 (Lincoln Pub. Schools Proj.) 5.25% 1/15/21	Aa2	2,500	2,523
Nebraska Pub. Pwr. District Rev. Series A, 5.25% 1/1/04 (MBIA Insured)	Aaa	7,000	7,295
			13,184
Nevada - 0.4%
Clark County School District Series B, 0% 3/1/05 (FGIC Insured)	Aaa	6,195	5,350
New Hampshire - 0.5%
New Hampshire Health & Edl. Facilities Auth. Rev. (Univ. Sys. of New Hampshire Proj.):
5.25% 7/1/06 (AMBAC Insured) (b)	Aaa	1,790	1,856
5.25% 7/1/07 (AMBAC Insured) (b)	Aaa	1,880	1,951
New Hampshire Higher Edl. & Health Facilities Auth. Rev. (Frisbie Memorial Hosp. Proj.) 5.7% 10/1/04	A3	3,405	3,457
			7,264
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
New Jersey - 0.8%
New Jersey Econ. Dev. Auth. Market Transition Facilities Rev. Series A, 7% 7/1/03 (MBIA Insured)	Aaa	$ 5,000	$ 5,370
New Jersey Health Care Facilities Fing. Auth. Rev. (Atlantic City Med. Ctr. Proj.) Series C:
6.55% 7/1/03	A3	2,200	2,279
6.8% 7/1/05	A3	3,500	3,624
			11,273
New Mexico - 0.4%
Albuquerque Arpt. Rev. 6.5% 7/1/07 (AMBAC Insured) (d)	Aaa	1,400	1,562
Farmington Poll. Cont. Rev. (Tucson Gas & Elec. Co. Proj.) Series A, 6.1% 1/1/08 (MBIA Insured)	Aaa	1,185	1,187
New Mexico Edl. Assistance Foundation Student Ln. Rev. Sr. Series IV A1, 7.05% 3/1/10 (d)	Aaa	3,035	3,215
			5,964
New York - 7.8%
Metro. Trans. Auth. Commuter Facilities Rev.:
Series 1997 B, 5% 7/1/20 (AMBAC Insured)	Aaa	1,000	989
Series A:
5.625% 7/1/27 (MBIA Insured)	Aaa	2,000	2,047
6% 7/1/24	Baa1	19,915	21,297
Series B, 4.875% 7/1/18 (FGIC Insured)	Aaa	1,000	981
Series D, 5.125% 7/1/22 (MBIA Insured)	Aaa	1,300	1,298
Series E, 5.625% 7/1/08 (AMBAC Insured)	Aaa	7,305	7,972
Metro. Trans. Auth. Dedicated Tax Fund Series A:
5% 4/1/23 (FGIC Insured)	Aaa	4,100	4,030
5% 4/1/29 (FSA Insured)	Aaa	4,385	4,257
Metro. Trans. Auth. Svc. Contract Rev.:
(Commuter Facilities Proj.) Series O, 5.75% 7/1/13	A3	1,700	1,868
(Trans. Facilities Proj.):
Series 7:
5.2% 7/1/04	Baa1	5,280	5,537
5.625% 7/1/16	Baa1	2,495	2,543
Series P, 5.75% 7/1/15	A3	2,500	2,576
Metro. Trans. Auth. Trans. Facilities Rev.:
(Svc. Contract Proj.) Series 8:
5.25% 7/1/17	A3	1,400	1,411
5.375% 7/1/21 (FSA Insured)	Aaa	1,605	1,628
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
New York - continued
Metro. Trans. Auth. Trans. Facilities Rev.: - continued
Series A, 4.75% 7/1/21 (MBIA Insured)	Aaa	$ 2,555	$ 2,428
Series B, 4.75% 7/1/26 (FGIC Insured)	Aaa	1,500	1,385
Series B2, 5% 7/1/17 (MBIA Insured)	Aaa	1,000	1,003
Series C, 4.75% 7/1/16 (FSA Insured)	Aaa	1,000	979
New York City Gen. Oblig.:
Series B, 7.5% 2/1/05	A2	2,030	2,108
Series C:
6.4% 8/1/03	A2	3,000	3,146
6.5% 8/1/07	A2	1,630	1,704
Series H:
7% 2/1/06	A3	240	248
7% 2/1/06 (Pre-Refunded to 2/1/02 @ 101.5) (e)	Aaa	120	125
Series J, 5.875% 2/15/19	A2	4,000	4,171
New York City Transitional Fin. Auth. Rev. Series A:
5% 8/15/11	Aa2	4,400	4,566
5% 8/15/14 (MBIA Insured)	Aaa	9,680	9,835
New York State Dorm. Auth. Revs.:
(City Univ. Sys. Proj.):
Series B, 5.75% 7/1/06	A3	1,080	1,171
Series C, 7.5% 7/1/10	A3	2,500	2,936
(New York & Presbyterian Hosp. Proj.) 4.4% 8/1/13 (AMBAC Insured)	Aaa	1,895	1,913
New York State Envir. Facilities Corp. Clean Wtr. & Drinking Wtr. Rev. (State Wtr. Revolving Funds Prog.) Series F:
4.875% 6/15/18	Aa1	1,900	1,858
4.875% 6/15/20	Aa1	3,600	3,481
5% 6/15/15	Aa1	1,800	1,822
New York State Urban Dev. Corp. Rev. (Correctional Cap. Facilities Proj.) Series A, 6.4% 1/1/04	A3	1,785	1,909
Triborough Bridge & Tunnel Auth. Revs. Series Y, 6% 1/1/12	Aa3	3,000	3,383
Triborough Bridge & Tunnel Auth. Spl. Oblig. Series A, 5.25% 1/1/11 (FGIC Insured)	Aaa	1,000	1,057
			109,662
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
New York & New Jersey - 0.6%
Port Auth. New York & New Jersey Series 120, 5.75% 10/15/13 (MBIA Insured) (d)	Aaa	$ 7,620	$ 8,123
North Carolina - 3.6%
Mecklenburg County Gen. Oblig. 6% 4/1/12	Aaa	1,500	1,695
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series 1993 B, 7% 1/1/08 (MBIA Insured)	Aaa	2,000	2,294
Series A, 5.75% 1/1/26	Baa3	1,000	961
Series B:
5.625% 1/1/03	Baa3	1,000	1,023
5.875% 1/1/21 (MBIA Insured)	Aaa	5,800	6,055
6% 1/1/06	Baa3	5,250	5,519
6% 1/1/14	Baa3	3,500	3,563
6.125% 1/1/09	Baa3	2,065	2,193
Series C:
5.25% 1/1/04	Baa3	9,340	9,527
5.5% 1/1/07	Baa3	500	515
5.5% 1/1/07 (MBIA Insured)	Aaa	2,340	2,482
Series D, 6% 1/1/09	Baa3	4,050	4,269
North Carolina Edl. Facilities Fin. Agcy. Rev. (Elon College Proj.) 6.375% 1/1/07 (AMBAC Insured)	AAA	1,000	1,032
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 1992, 7.25% 1/1/07	Baa1	1,300	1,447
5.9% 1/1/03	Baa1	2,700	2,772
North Carolina State Hwy. Series A:
4.75% 4/1/12	Aaa	2,000	2,034
4.75% 4/1/15	Aaa	3,000	2,960
			50,341
Ohio - 1.4%
Bowling Green Univ. Gen. Receipts 5.75% 6/1/13 (FGIC Insured)	Aaa	1,125	1,223
Cincinnati Student Ln. Fdg. Corp. Student Ln. Rev. Series C, 6.2% 7/1/03 (d)	Aaa	805	816
Franklin County Gen. Oblig. Rev. (Online Computer Library Ctr., Inc. Proj.):
5.75% 4/15/02	-	1,030	1,049
5.9% 4/15/04	-	500	516
6% 4/15/09	-	4,500	4,588
6.8% 7/15/01	-	800	801
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Ohio - continued
Franklin County Hosp. Rev. 5.5% 5/1/21 (AMBAC Insured)	Aaa	$ 2,000	$ 2,025
Indian Hill Exempt Village School District Hamilton County 5.5% 12/1/16	Aa1	1,060	1,107
Lake County Hosp. Impt. Facilities Rev. (Lake Hosp. Sys., Inc. Proj.) 6.875% 8/15/11 (AMBAC Insured) (Escrowed to Maturity) (e)	Aaa	3,800	4,386
Ohio Tpk. Commission Tpk. Rev. Series A, 5.6% 2/15/12 (MBIA Insured)	Aaa	1,250	1,325
Richland County Hosp. Facilities (MedCentral Health Sys. Proj.) Series B, 6.375% 11/15/22	A-	1,500	1,511
			19,347
Oklahoma - 1.3%
Grand River Dam Auth. Rev.:
5% 6/1/13 (Escrowed to Maturity) (e)	Aaa	5,995	6,189
6.25% 6/1/11 (AMBAC Insured)	Aaa	2,000	2,294
Midwest City Muni. Auth. Cap. Impt. Rev. 5.5% 6/1/10 (FSA Insured)	Aaa	3,700	3,984
Tulsa Indl. Auth. Hosp. Rev. (Tulsa Reg'l. Med. Ctr. Proj.) 7% 6/1/06 (Pre-Refunded to 6/1/03 @ 102) (e)	AAA	1,415	1,490
Tulsa Indl. Auth. Rev. (Univ. of Tulsa Proj.) Series 2000 A, 5.75% 10/1/25 (MBIA Insured)	Aaa	4,000	4,166
			18,123
Oregon - 0.9%
Clackamas County School District #12 North Clackamas 5.25% 6/1/13 (FGIC Insured)	Aaa	1,630	1,690
Jackson County School District #009 Eagle Point 5.625% 6/15/16	Aa2	2,040	2,154
Tri-County Metro. Trans. District Rev. Series A:
5.75% 8/1/14	Aa3	1,520	1,638
5.75% 8/1/17	Aa3	1,950	2,068
Washington, Multnomah & Yamhill County School District No. 1J 5.25% 6/1/12	Aa3	1,000	1,041
Yamhill County School District #029J Newberg 5.5% 6/1/10 (FGIC Insured)	Aaa	3,250	3,527
			12,118
Pennsylvania - 2.7%
Allegheny County Arpt. Rev. (Pittsburgh Int'l. Arpt. Proj.) Series A1, 5.75% 1/1/07 (MBIA Insured) (d)	Aaa	2,000	2,148
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Pennsylvania - continued
Allegheny County Hosp. Dev. Auth.:
(Health Ctr.-UPMC Health Sys. Proj.) Series B, 5.25% 7/1/06 (MBIA Insured)	Aaa	$ 3,085	$ 3,244
(UPMC Health Sys. Proj.) Series 1999 B, 4.55% 12/15/10 (AMBAC Insured)	Aaa	1,330	1,322
Delaware County Gen. Oblig. 0% 11/15/03	Aa3	5,500	5,069
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev. (Amtrak Proj.) Series 2001 A:
6.125% 11/1/21 (d)	A3	1,300	1,302
6.5% 11/1/16 (d)	A3	1,100	1,150
Pennsylvania Higher Edl. Facilities Auth. Rev. (UPMC Health Sys. Proj.) Series 2001 A, 6% 1/15/22	A+	4,000	4,065
Pennsylvania State Univ. 5% 3/1/08 (b)	Aa2	8,025	8,280
Philadelphia Gas Works Rev. 14th Series A, 6.375% 7/1/26	Baa2	1,900	1,868
Philadelphia School District Series 2000 A, 5.75% 2/1/13 (FSA Insured)	Aaa	2,650	2,883
Philadelphia Wtr. & Wastewtr. Rev. 5.5% 6/15/03 (FGIC Insured)	Aaa	3,300	3,441
Wilkens Area Indl. Dev. Auth. Rev. (Fairview Extended Care Proj.) Series B, 4.55% 1/1/21 (MBIA Insured)	Aaa	3,735	3,787
			38,559
South Carolina - 1.0%
Piedmont Muni. Pwr. Agcy. Elec. Rev. 6.3% 1/1/22 (MBIA Insured) (Pre-Refunded to 1/1/03 @ 102) (e)	Aaa	5,500	5,858
South Carolina Ed. Assistance Auth. Rev. (Guaranteed Student Ln. Prog.) Series B, 5.7% 9/1/05 (d)	A	2,000	2,081
South Carolina Jobs Econ. Dev. Auth. Hosp. Facilities Rev. (Palmetto Health Alliance Proj.) Series A, 7.125% 12/15/15	Baa2	5,500	5,765
Tobacco Settlement Rev. Mgmt. Auth. Series 2001 B, 6.375% 5/15/28	A1	400	414
			14,118
South Dakota - 0.8%
Minnehaha County Gen. Oblig.:
5.625% 12/1/16	Aa2	2,000	2,095
5.625% 12/1/17	Aa2	2,115	2,206
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
South Dakota - continued
Minnehaha County Gen. Oblig.: - continued
5.625% 12/1/18	Aa2	$ 2,350	$ 2,444
South Dakota Student Ln. Fing. Corp. Student Ln. Rev. Series A, 6.15% 8/1/03 (Pre-Refunded to 8/1/01 @ 102) (d)(e)	A+	5,000	5,111
			11,856
Tennessee - 0.4%
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series A:
5.5% 2/15/03 (MBIA Insured) (d)	Aaa	2,405	2,483
6% 2/15/06 (MBIA Insured) (d)	Aaa	2,000	2,163
Shelby County Gen. Oblig. Series A, 0% 5/1/11 (Pre-Refunded to 5/1/05 @ 69.561) (e)	Aa3	2,200	1,320
			5,966
Texas - 16.9%
Alief Independent School District:
7% 2/15/03	Aaa	1,125	1,190
7% 2/15/04	Aaa	1,125	1,221
Allen Independent School District 0% 2/15/06	Aaa	1,370	1,133
Arlington Independent School District Impt. 0% 2/15/07	Aaa	1,570	1,234
Austin Independent School District 5.7% 8/1/11	Aaa	1,070	1,132
Boerne Independent School District 0% 2/1/15	Aaa	2,785	1,355
Brazos Higher Ed. Auth., Inc. Student Ln. Rev. Series C1:
5.6% 6/1/03 (d)	Aaa	5,630	5,776
5.7% 6/1/04 (d)	Aaa	2,080	2,156
Brazos River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.):
Series A, 4.8%, tender 4/1/03 (c)(d)	A3	11,000	11,144
5.05%, tender 6/19/06 (c)(d)	Baa1	2,500	2,505
Brazosport Independent School District (School House Proj.) 5.4% 2/15/13	Aaa	1,290	1,327
Cedar Hill Independent School District:
0% 8/15/05	Aaa	2,830	2,404
0% 8/15/07	Aaa	1,465	1,119
Conroe Independent School District Lot B, 0% 2/15/07	Aaa	500	393
Cypress-Fairbanks Independent School District (School House Proj.):
6.75% 2/15/11	Aaa	1,500	1,734
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Cypress-Fairbanks Independent School District (School House Proj.): - continued
6.75% 2/15/15	Aaa	$ 2,050	$ 2,320
Dallas County Gen. Oblig. Series A:
0% 8/15/05	Aaa	7,125	6,053
0% 8/15/06	Aaa	6,700	5,431
0% 8/15/07	Aaa	3,605	2,774
Del Valle Ind. School District:
5.5% 2/1/10	Aaa	1,275	1,372
5.5% 2/1/11	Aaa	1,350	1,450
Garland Independent School District Series A, 4% 2/15/17	Aaa	3,505	3,041
Harris County Gen. Oblig. (Toll Road Proj.):
Series 1991, 0% 8/1/02	Aa1	8,485	8,225
Series A:
0% 8/15/02 (MBIA Insured)	Aaa	3,045	2,940
0% 8/15/18 (AMBAC Insured) (Pre-Refunded to 8/15/09 @ 53.836) (e)	Aaa	7,500	2,810
0% 8/1/03	Aa1	12,570	11,705
0% 8/1/05	Aa1	16,275	13,847
0% 8/1/06	Aa1	13,000	10,555
0% 10/1/14 (MBIA Insured)	Aaa	8,530	4,329
Houston Arpt. Sys. Rev. (Automated People Mover Proj.) Series A, 5.375% 7/15/11 (FSA Insured) (d)	Aaa	3,300	3,412
Houston Independent School District Series A, 0% 8/15/11	Aaa	13,740	8,463
Houston Wtr. & Swr. Sys. Rev. Series C:
0% 12/1/10 (AMBAC Insured)	Aaa	2,600	1,670
0% 12/1/11 (AMBAC Insured)	Aaa	2,750	1,670
Humble Independent School District:
0% 2/15/10	Aaa	2,320	1,547
8% 2/15/05	Aaa	820	935
Katy Independent School District Series A, 0% 2/15/07	Aaa	2,550	2,004
Keller Independent School District Series A, 0% 8/15/12	Aaa	1,590	921
La Joya Independent School District 5.75% 2/15/17	Aaa	2,200	2,315
Lamar Consolidated Independent School District 5.25% 2/15/14	Aaa	3,750	3,825
Laredo Gen. Oblig.:
5.125% 8/15/11 (FGIC Insured)	Aaa	2,225	2,313
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Laredo Gen. Oblig.: - continued
5.25% 2/15/13 (FGIC Insured)	Aaa	$ 1,335	$ 1,360
Leander Independent School District:
7.5% 8/15/05	Aaa	600	685
7.5% 8/15/06	Aaa	800	932
7.5% 8/15/07	Aaa	800	947
Lewisville Independent School District 0% 8/15/08	Aaa	5,000	3,613
Lower Colorado River Auth. Rev. 0% 1/1/09 (MBIA Insured) (Escrowed to Maturity) (e)	Aaa	615	440
Mesquite Independent School District 5.375% 8/15/11	Aaa	1,500	1,575
Midlothian Independent School District 0% 2/15/06	Aaa	1,905	1,576
Mount Pleasant Ind. School District 5.5% 2/15/17 (Permanent School Fund of Texas Insured) (b)	Aaa	1,010	1,040
North East Texas Independent School District:
7% 2/1/06	Aaa	2,700	3,048
7% 2/1/07	Aaa	2,850	3,262
Northside Independent School District:
0% 2/15/02	Aaa	1,000	982
0% 2/1/05	Aaa	6,155	5,345
5.5% 2/15/13	Aaa	2,310	2,441
5.5% 2/15/16	Aaa	1,000	1,034
Pearland Independent School District Series A, 5.875% 2/15/19	Aaa	1,000	1,059
Pflugerville Independent School District:
5.75% 8/15/14	Aaa	1,000	1,065
5.75% 8/15/17	Aaa	500	527
5.75% 8/15/19	Aaa	2,000	2,094
Red River Ed. Fin. Corp. Ed. Rev. (Hockaday School Proj.) 5.75% 5/15/19	AA	1,210	1,258
Richardson Independent School District 4.5% 2/15/03	Aaa	2,500	2,547
Rio Grande City Consolidated Independent School District:
5.875% 8/15/20	AAA	2,605	2,747
5.875% 8/15/22	AAA	2,925	3,069
Rockwall Independent School District 5.625% 2/15/11	Aaa	3,865	4,190
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Round Rock Independent School District:
Series 2001 A:
5% 8/1/03	Aaa	$ 1,000	$ 1,034
5.5% 8/1/13	Aaa	1,940	2,054
5.5% 8/1/15	Aaa	1,510	1,571
Series B, 7% 8/1/03	Aaa	1,325	1,423
0% 2/15/07	Aaa	7,645	6,009
San Antonio Elec. & Gas Rev.:
5.75% 2/1/11	Aa1	4,245	4,328
5.75% 2/1/11 (Escrowed to Maturity) (e)	Aaa	1,410	1,555
San Antonio Independent School District 5.75% 8/15/11	Aaa	2,000	2,170
Socorro Independent School District 0% 9/1/04	Aaa	3,000	2,668
Spring Independent School District 0% 2/15/07	Aaa	5,900	4,637
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375% 11/15/20	Baa1	1,250	1,123
Texas Gen. Oblig.:
(College Student Ln. Prog.) 5.8% 8/1/05 (d)	Aa1	2,350	2,400
(Pub. Fin. Auth. Proj.) Series A, 5% 10/1/14	Aa1	3,375	3,386
5% 8/1/09 (d)	Aa1	5,000	5,097
5.25% 8/1/09 (d)	Aa1	3,285	3,421
5.375% 8/1/10 (d)	Aa1	1,900	1,981
Travis County Health Facilities Dev. Corp. Rev. (Ascension Health Cr. Prog.) Series A, 6.25% 11/15/19 (MBIA Insured)	Aaa	4,000	4,300
Yselta Independent School District 0% 8/15/11	Aaa	1,100	678
			238,421
Utah - 2.0%
Intermountain Pwr. Agcy. Pwr. Supply Rev.:
Series A:
5.25% 7/1/12 (MBIA Insured)	Aaa	2,605	2,729
6.5% 7/1/10 (AMBAC Insured)	Aaa	365	420
6.5% 7/1/10 (AMBAC Insured) (Escrowed to Maturity) (e)	Aaa	635	737
Series B, 5.75% 7/1/16 (MBIA Insured)	Aaa	1,000	1,052
Series G, 10.125% 7/1/12 (Pre-Refunded to 1/1/03 @ 101) (e)	Aaa	17,000	18,745
Jordan County School District 7.625% 6/15/04	Aa2	1,000	1,112
Salt Lake County Wtr. Conservancy District Rev. Series A, 0% 10/1/06 (AMBAC Insured)	Aaa	3,500	2,824
			27,619
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Virginia - 1.7%
Arlington County Indl. Dev. Auth. Resource Recovery Rev. (Alexandria/Arlington Waste Proj.) Series B, 5.375% 1/1/11 (FSA Insured) (d)	Aaa	$ 2,965	$ 3,133
Chesapeake Gen. Oblig. Pub. Impt. 6% 5/1/11	Aa2	2,400	2,555
Fairfax County Gen. Oblig. Series A 5.5% 6/1/03	Aaa	5,075	5,299
Pocahontas Parkway Assoc. Toll Road Rev. Sr. Series A, 5% 8/15/11	Baa3	4,500	4,161
Virginia Hsg. Dev. Auth. Multi-family Hsg. Rev. Series I:
5.75% 5/1/07 (d)	Aa1	1,380	1,450
5.85% 5/1/08 (d)	Aa1	1,370	1,449
Virginia Pub. School Auth. Issue VI, 5% 4/1/03	Aa2	6,000	6,185
			24,232
Washington - 10.5%
Cowlitz County Gen. Oblig. 5.5% 11/1/11 (FSA Insured)	Aaa	2,565	2,751
Energy Northwest Elec. Rev. (#1 Proj.) Series 2001 A, 5.5% 7/1/12 (FSA Insured)	Aaa	8,000	8,584
Grant County Pub. Util. District #2 Wanapum Hydro Elec. Rev. Second Series B, 5.25% 1/1/14 (MBIA Insured) (d)	Aaa	1,235	1,262
King County Gen. Oblig. Series B:
5.75% 12/1/11	Aa1	6,000	6,520
5.85% 12/1/13	Aa1	13,480	14,512
Port of Seattle Rev. Series 2000 B, 5.5% 2/1/08 (MBIA Insured) (d)	Aaa	6,225	6,608
Seattle Muni. Lt. & Pwr. Rev.:
4.5% 3/28/03	-	15,000	15,231
5.5% 3/1/08 (FSA Insured)	Aaa	6,475	6,963
Seattle Wtr. Sys. Rev. Series B, 5.75% 7/1/23 (FGIC Insured)	Aaa	1,000	1,039
Thurston County School District #333:
Series B, 0% 12/1/11 (FGIC Insured)	Aaa	6,415	3,900
0% 12/1/12 (FGIC Insured)	Aaa	6,830	3,902
Washington Ctfs. of Prtn. (Convention & Trade Ctr. Proj.) 5% 7/1/10 (MBIA Insured)	Aaa	2,500	2,600
Washington Gen. Oblig. (Convention & Trade Ctr. Proj.) Series AT5, 0% 8/1/12 (MBIA Insured)	Aaa	2,025	1,176
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Washington - continued
Washington Health Care Facilities Auth. Rev.:
(Providence Health Systems Proj.) Series 2001 A, 5.5% 10/1/13 (MBIA Insured)	Aaa	$ 3,065	$ 3,208
(Swedish Health Svcs. Proj.) 5.5% 11/15/12 (AMBAC Insured)	Aaa	3,000	3,169
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #1 Rev. Series 1997 B, 5.125% 7/1/13 (FSA Insured)	Aaa	9,500	9,685
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev. Series A:
5% 7/1/09 (MBIA Insured)	Aaa	5,000	5,127
5% 7/1/12 (FSA Insured)	Aaa	3,500	3,567
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #3 Rev.:
Series B:
0% 7/1/04 (MBIA Insured)	Aaa	5,450	4,859
0% 7/1/05 (MBIA Insured)	Aaa	10,000	8,505
0% 7/1/07	Aa1	15,130	11,592
0% 7/1/10	Aa1	16,000	10,353
0% 7/1/10	Aa1	2,250	1,456
0% 7/1/12 (MBIA Insured)	Aaa	4,000	2,307
Series C, 7.5% 7/1/08 (MBIA Insured)	Aaa	6,940	8,255
			147,131
Wisconsin - 0.2%
Fond Du Lac School District:
5.75% 4/1/12 (FGIC Insured)	-	1,000	1,086
5.75% 4/1/14 (FGIC Insured)	-	1,000	1,070
			2,156
TOTAL MUNICIPAL BONDS (Cost $1,321,458)			1,373,794
Municipal Notes - 1.8%

Arizona - 0.3%
Maricopa County Indl. Dev. Auth. Indl. Dev. Rev. (Citizens Communications Co. Proj.):
Series 1988, 4.75% tender 7/13/01, CP mode (d)	1,420	1,420
Municipal Notes - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Arizona - continued
Maricopa County Indl. Dev. Auth. Indl. Dev. Rev. (Citizens Communications Co. Proj.): - continued
Series 2001, 4.95% tender 7/12/01, CP mode (d)	$ 1,500	$ 1,500
Yavapai County Indl. Dev. Auth. Indl. Dev. Rev. (Citizens Communications Co. Proj.) Series 1993, 4.95% tender 7/12/01, CP mode (d)	1,040	1,040
		3,960
Illinois - 0.3%
Illinois Health Facilities Auth. Rev. (Resurrection Health Care Proj.) Series 1999A, 3.35% (FSA Insured), VRDN (c)	4,400	4,400
Kentucky - 0.2%
Trimble County Poll. Cont. Rev. (Louisville Gas & Elec. Co. Proj.) Series 1996 A, 5% tender 7/12/01, CP mode	2,500	2,501
Pennsylvania - 1.0%
Northampton County Indl. Dev. Auth. Rev. (Citizens Communications Co. Proj.):
Series 1988, 4.75% tender 7/20/01, CP mode (d)	10,500	10,499
Series 1991, 4.95% tender 7/12/01, CP mode (d)	3,000	3,000
		13,499
TOTAL MUNICIPAL NOTES (Cost $24,360)		24,360
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $1,345,818)		1,398,154
NET OTHER ASSETS - 0.6%		9,118
NET ASSETS - 100%		$ 1,407,272
Security Type Abbreviations
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	80.6%	AAA, AA, A	78.1%
Baa	8.1%	BBB	7.1%
Ba	0.2%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 1.8%.
Purchases and sales of securities, other than short-term securities, aggregated $318,940,000 and $182,456,000, respectively.
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	35.5%
Electric Utilities	15.9
Health Care	11.3
Transportation	11.5
Education	7.2
Special Tax	6.2
Escrowed/Pre-Refunded	6.0
Others* (individually less than 5%)	6.4
100.0%
* Includes short-term investments and net other assets.
Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $1,345,024,000. Net unrealized appreciation aggregated $53,130,000, of which $54,526,000 related to appreciated investment securities and $1,396,000 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $11,818,000 of which $591,000, $5,298,000, $1,140,000 and $4,789,000 will expire on December 31, 2002, 2003, 2007 and 2008, respectively. Of the loss carryforwards expiring on December 31, 2002 and 2003, $591,000 and $5,298,000, respectively, was acquired in the merger and is available to offset future capital gains of the fund to the extent provided by regulations.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $1,345,818) - See accompanying schedule		$ 1,398,154
Cash		16,446
Receivable for investments sold		12,000
Receivable for fund shares sold		4,252
Interest receivable		18,666
Other receivables		54
Total assets		1,449,572
Liabilities
Payable for investments purchased Regular delivery	$ 2,835
Delayed delivery	36,571
Payable for fund shares redeemed	686
Distributions payable	1,638
Accrued management fee	410
Other payables and accrued expenses	160
Total liabilities		42,300
Net Assets		$ 1,407,272
Net Assets consist of:
Paid in capital		$ 1,364,062
Undistributed net investment income		1,224
Accumulated undistributed net realized gain (loss) on investments		(10,350)
Net unrealized appreciation (depreciation) on investments		52,336
Net Assets, for 142,760 shares outstanding		$ 1,407,272
Net Asset Value, offering price and redemption price per share ($1,407,272 ÷ 142,760 shares)		$9.86

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended June 30, 2001 (Unaudited)
Investment Income Interest		$ 34,317
Expenses
Management fee	$ 2,374
Transfer agent fees	511
Accounting fees and expenses	153
Non-interested trustees' compensation	3
Custodian fees and expenses	11
Registration fees	99
Audit	16
Legal	7
Total expenses before reductions	3,174
Expense reductions	(571)	2,603
Net investment income		31,714
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		2,638
Change in net unrealized appreciation (depreciation) on investment securities		6,326
Net gain (loss)		8,964
Net increase (decrease) in net assets resulting from operations		$ 40,678

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 31,714	$ 55,326
Net realized gain (loss)	2,638	(3,213)
Change in net unrealized appreciation (depreciation)	6,326	46,575
Net increase (decrease) in net assets resulting from operations	40,678	98,688
Distributions to shareholders From net investment income	(31,754)	(55,057)
Share transactions Net proceeds from sales of shares	328,564	344,753
Reinvestment of distributions	21,944	38,803
Cost of shares redeemed	(168,109)	(274,091)
Net increase (decrease) in net assets resulting from share transactions	182,399	109,465
Redemption fees	2	-
Total increase (decrease) in net assets	191,325	153,096
Net Assets
Beginning of period	1,215,947	1,062,851
End of period (including undistributed net investment income of $1,224 and $1,275, respectively)	$ 1,407,272	$ 1,215,947
Other Information Shares
Sold	33,309	36,242
Issued in reinvestment of distributions	2,229	4,075
Redeemed	(17,066)	(28,934)
Net increase (decrease)	18,472	11,383

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended June 30, 2001	Years ended December 31,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 9.780	$ 9.410	$ 9.980	$ 9.940	$ 9.700	$ 9.800
Income from Investment Operations Net investment income	.235 D, F	.478 D	.460 D	.474	.485	.488
Net realized and unrealized gain (loss)	.080 F	.368	(.561)	.097	.290	(.069)
Total from investment operations	.315	.846	(.101)	.571	.775	.419
Less Distributions
From net investment income	(.235)	(.476)	(.466)	(.474)	(.485)	(.488)
From net realized gain	-	-	-	(.057)	(.050)	(.031)
In excess of net realized gain	-	-	(.003)	-	-	-
Total distributions	(.235)	(.476)	(.469)	(.531)	(.535)	(.519)
Redemption fees added to paid in capital	(.000)	-	-	-	-	-
Net asset value, end of period	$ 9.860	$ 9.780	$ 9.410	$ 9.980	$ 9.940	$ 9.700
Total Return B, C	3.25%	9.26%	(1.06)%	5.89%	8.23%	4.43%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,407	$ 1,216	$ 1,063	$ 1,154	$ 915	$ 904
Ratio of expenses to average net assets	.48% A	.50%	.48%	.50%	.55%	.56%
Ratio of expenses to average net assets after all expense reductions	.39% A, E	.49% E	.48%	.50%	.55%	.56%
Ratio of net investment income to average net assets	4.81% A, F	5.03%	4.72%	4.58%	4.97%	5.06%
Portfolio turnover rate	28% A	19%	21%	18%	22%	27%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

F Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.004 and decrease net realized and unrealized gain (loss) per share by $.004. Without this change the Ratio of net investment income to average net assets would have been 4.72%. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change in presentation.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Spartan Intermediate Municipal Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. The fund calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards, losses deferred due to futures transactions and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $594,000 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

The effect of this change during the period, was to increase net investment income by $199,000, and decrease net unrealized appreciation/depreciation by $199,000. The Statement of Changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee computed daily and paid monthly, based on the fund's gross income at the rate of 5% of the gross income and .10% of average net assets. Gross income includes interest accrued less amortization of premium excluding accretion of discount. For the period, the management fee was equivalent to an annualized rate of .36% of average net assets.

Sub-Adviser Fee. As the fund's investment sub-adviser, Fidelity Investments Money Management, Inc.(FIMM), an affiliate of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Transfer Agent and Accounting Fees. Citibank, N.A.(Citibank) is the custodian, transfer agent and shareholder servicing agent for the fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annualized rate of .08% of average net assets.

5. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody , transfer agent and accounting expenses by $11,000, 479,000 and $81,000, respectively.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Dwight D. Churchill, Vice President

Stanley N. Griffith, Assistant Vice President

David L. Murphy, Vice President

Christine J. Thompson, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

* Independent trustees

Transfer and Shareholder
Servicing Agent

Citibank, N.A.

New York, NY

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

Fidelity's Municipal Bond Funds

Spartan® Arizona Municipal Income

Spartan California Municipal Income

Spartan Connecticut Municipal Income

Spartan Florida Municipal Income

Spartan Intermediate Municipal Income

Spartan Maryland Municipal Income

Spartan Massachusetts Municipal Income

Spartan Michigan Municipal Income

Spartan Minnesota Municipal Income

Spartan Municipal Income

Spartan New Jersey Municipal Income

Spartan New York Municipal Income

Spartan Ohio Municipal Income

Spartan Pennsylvania Municipal Income

Spartan Short-Intermediate
Municipal Income

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

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LIM-SANN-0801 141121
1.706327.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

New Markets Income

Fund

Semiannual Report

June 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy, and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Amid a slowing economy highlighted by frequent corporate earnings disappointments, mounting unemployment and waning consumer confidence, equity investors abandoned expensive, large-cap growth stocks in favor of the current earnings delivered by small- and mid-cap value stocks during the first six months of 2001. Fixed-income investments also offered a measure of stability, as corporate, mortgage and agency securities generally outperformed many popular equity indexes through the mid-point of the year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended June 30, 2001	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity New Markets Income	7.04%	12.80%	89.43%	170.03%
JP EMBI Global	5.82%	13.20%	75.73%	n/a*
Emerging Markets Debt Funds Average	6.57%	10.21%	50.37%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on May 4, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the J.P. Morgan Emerging Markets Bond Index Global - a market value-weighted index of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by emerging markets sovereign and quasi-sovereign entities. The J.P. EMBI Global currently covers 27 emerging market countries. To measure how the fund's performance stacked up against its peers, you can compare it to the emerging markets debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 52 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity New Markets Income	12.80%	13.63%	12.94%
JP EMBI Global	13.20%	11.94%	n/a*
Emerging Markets Debt Funds Average	10.21%	8.17%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity New Markets Income Fund on May 4, 1993 when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have grown to $27,003 - a 170.03% increase on the initial investment. For comparison, look at how the J.P. Morgan Emerging Markets Bond Index did over the same period. (The J.P. Morgan Emerging Markets Bond Index Global does not extend as far back as the fund's start date, and therefore, is not appropriate for this comparison). With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $28,327 - a 183.27% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Performance - continued

Dividends and Yield

Periods ended June 30, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	9.15¢	54.62¢	141.44¢
Annualized dividend rate	9.47%	9.51%	12.13%
30-day annualized yield	11.23%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on the fund's average share price of $11.76 over the past one month, $11.58 over the past six months and $11.66 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. It does not reflect the cost of hedging and other currency gains and losses.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

Overall, emerging-markets bonds continued their recent string of positive performance, returning 5.82% for the six-month period ending June 30, 2001, according to the J.P. Morgan Emerging Markets Bond Index Global (JP EMBI Global) - a diversified performance benchmark of 27 emerging-market nations. As the period drew to a close, however, many investors were casting fretful glances at Argentina, fearing its slumping economy and potential debt defaults could have a negative impact on other emerging-market nations, similar to the "Asian contagion" of the late 1990s. Still, the JP EMBI Global outperformed most major equity indexes around the world through the first half of the year. As was the case in the past several quarters, Russia stood out among the index's top performers, helped by a continuation of economic reforms and a credit rating upgrade. Philippines and Ivory Coast, two of the index's worst performers in 2000, were two of the top performers through the first half of this year. In addition to Argentina, Brazil struggled during the period. A drought hurt the country's hydroelectric and agricultural industries, driving prices - and inflation - steadily higher.

(Portfolio Manager photograph)
An interview with John Carlson, Portfolio Manager of Fidelity New Markets Income Fund

Q. How did the fund perform, John?

A. For the six-month period that ended June 30, 2001, the fund outperformed its index and peers and returned 7.04%. The J.P. Morgan Emerging Markets Bond Index Global (JP EMBI Global) returned 5.82%, while the emerging markets debt funds average as tracked by Lipper Inc. returned 6.57% for the same time period. For the 12-month period that ended June 30, 2001, the fund returned 12.80%, the JP EMBI Global returned 13.20% and the Lipper average returned 10.21%.

Q. What contributed to the fund's outperformance during the past six months?

A. Russia again was the top contributor to the fund's performance as it continued to benefit from political and economic reforms, higher oil prices and a further buildup in international reserves. An underweighted position in Argentina also helped performance as its financial crisis deepened and investor confidence in the country's ability to enact needed reforms weakened. Peru, while a relatively small portion of the fund, also posted positive returns as the country elected its first president since the abdication of Alberto Fujimori last year. Brazil detracted from performance, and not only because of its proximity to Argentina. Its securities were hampered by the threat of an impending energy shortage due to an extended period of drought - threatening the supply of hydro-electricity that provides much of the power in Brazil and potentially impacting growth later this year.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. In the report to shareholders six months ago you talked about the IMF's intervention in Argentina and Turkey. Could you give us an update?

A. I'd be glad to. Both countries were recipients late last year of IMF - International Monetary Fund - sponsored aid packages designed to help avoid future crises. In Turkey, the IMF stepped in to provide liquidity in the face of a possible banking crisis. Argentina received money to help keep the government out of the capital markets and allow the economy some room to grow. Unfortunately, the situation in both countries arguably has worsened. In Turkey, although the government has made significant progress on many of the IMF-mandated reforms, internal political strife has helped to sustain extremely high interest rates, making it prohibitively expensive for the government to roll over domestic debt. Argentina's growth outlook remains anemic and, even after engineering a massive debt exchange, market participants lack conviction in the government's ability to finance itself going forward. Both countries are now in tenuous situations.

Q. What has the impact of that been for the market in general?

A. Argentina is a particularly problematic case because it is one of the largest borrowers in the emerging-markets universe, representing nearly a fifth of the benchmark market capitalization. Not only is the crisis there having an impact on the country's neighbors - Brazil, Chile and other South American nations - but also on emerging markets in general. The door to international borrowing has been closed to all but the most creditworthy countries. Spreads have widened accordingly and are likely to remain so until we move closer to a resolution of the country's woes. In addition, emerging currencies have lost substantial ground due to these carry-over effects with significant implications for monetary policy, which in many countries now cannot be eased to accommodate subdued domestic growth.

Q. John, what's your outlook?

A. I'm cautious. Interest-rate cuts by the U.S. Federal Reserve Board may not be sufficient to stimulate global demand quickly enough to positively impact emerging countries. In addition, there are a number of fragile situations, most notably in Turkey and Argentina, but also in Brazil, Indonesia and the Philippines. Hence, my team and I will continue to focus on economic growth and foreign direct investment. I'll continue to overweight countries with positive current account balances and manageable borrowing requirements, along with strong and stable flows of foreign direct investment.

Semiannual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund

.

Fund Facts

Goal: seeks current income; as a secondary objective, the fund may seek capital appreciation

Fund number: 331

Trading symbol: FNMIX

Start date: May 4, 1993

Size: as of June 30, 2001, more than $303 million

Manager: John Carlson, since 1995; Fidelity Emerging Markets Fund, since June 2001; Fidelity International Bond Fund and Fidelity Strategic Income Fund, 1998-2001; joined Fidelity in 1995

3

John Carlson discusses foreign direct investment in emerging-markets countries:

"Along with flows from international bond investors like ourselves, emerging-markets countries generally rely on other forms of financing: domestic capital markets, multilateral - for example, the International Monetary Fund - bilateral funding and foreign direct investment, or FDI.

"I'll focus on FDI. While FDI represents the investment by a foreign company in a local business either through the direct purchase of property, plant and equipment, as a joint venture or as investments undertaken by a company to start a business in another country - its significance goes well beyond the mere funds invested. Flows of FDI are of critical importance for emerging economies not only because of the tangible benefits they provide, but also because of what they signify. Like other capital flows to a country, FDI can help to alleviate external imbalances such as current account deficits. In contrast to other flows, however, the increased presence of multinationals brings with it the additional benefits of knowledge transfer from the home country to the host country, improved corporate governance and an increase in the productivity of the local economy. Also important, FDI signifies confidence in a host country's legal system and economic prospects.

"Hence, my team and I continually monitor FDI flows, both through primary and secondary research in the countries we invest in and by leveraging the research network of our Fidelity colleagues covering multinational corporations."

Semiannual Report

Investment Changes

Top Five Countries as of June 30, 2001
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Russia	17.5	14.5
Brazil	15.3	19.6
Argentina	14.8	14.9
Mexico	8.4	9.7
Turkey	4.7	2.5

Percentages are adjusted for the effect of open futures contracts, if applicable. Top countries are based upon location of issuer of each security, including where the fund is exposed to potential political and credit risks.

Top Five Holdings as of June 30, 2001
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Russian Federation	16.0	12.7
Argentinian Republic	14.5	14.9
Brazilian Federative Republic	13.0	14.4
United Mexican States	4.7	6.2
Turkish Republic	4.6	2.5
	52.8
Asset Allocation (% of fund's net assets)
As of June 30, 2001	As of December 31, 2000
Corporate Bonds 7.7%	Corporate Bonds 10.3%
Government Obligations 79.9%	Government Obligations 72.9%
Stocks 0.8%	Supranational Obligations 0.5%
Other Investments 0.5%	Other Investments 1.8%
Short-Term Investments and Net Other Assets 11.1%	Short-Term Investments and Net Other Assets 14.5%

Semiannual Report

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Corporate Bonds - 7.7%
Moody's Ratings (unaudited) (h)			Principal Amount (i)	Value (Note 1)
Convertible Bonds - 0.3%
United Kingdom - 0.3%
BP Finance PLC (LUKoil) 3% 2/9/06 (e)	AA+		$ 630,000	$ 747,338
Nonconvertible Bonds - 7.4%
Argentina - 0.3%
Banco Hipotecario SA 10% 4/17/03 (Reg. S)	B1		440,000	409,200
Mastellone Hermanos SA yankee 11.75% 4/1/08	B2		820,000	492,000
TOTAL ARGENTINA				901,200
Bermuda - 0.1%
APP China Group Ltd.:
14% 3/15/10 (b)(e)	Caa3		1,855,000	120,575
14% 3/15/10 (Reg. S) (b)	Caa3		2,295,000	149,175
TOTAL BERMUDA				269,750
Brazil - 2.3%
Banco Nacional de Desenvolvimento Economico e Social:
11.25% 9/20/05 (e)	B1		95,000	94,406
11.25% 9/20/05 (Reg. S)	B1		1,415,000	1,406,156
12.554% 6/16/08 (f)	B1		4,225,000	3,860,594
Compania Petrolifera Marlim 12.25% 9/26/08 (e)	B1		1,480,000	1,550,300
TOTAL BRAZIL				6,911,456
Colombia - 0.5%
Comunicacion Celular SA 14.125% 3/1/05 (e)	B3		880,000	800,800
Occidente Y Caribe Celular SA yankee 14% 3/15/04	B3		880,000	800,800
TOTAL COLOMBIA				1,601,600
Indonesia - 0.1%
APP International Finance (Mauritius) Ltd.:
0% 7/5/01 (b)(e)	B3		4,420,000	265,200
0% 7/5/01 (Reg. S) (b)	B3		1,335,000	80,100
TOTAL INDONESIA				345,300
Corporate Bonds - continued
Moody's Ratings (unaudited) (h)			Principal Amount (i)	Value (Note 1)
Nonconvertible Bonds - continued
Korea (South) - 0.3%
Hanvit Bank:
12.75% 3/1/10 (e)(f)	Ba3		$ 350,000	$ 376,250
12.75% 3/1/10 (Reg. S) (f)	Ba3		635,000	682,625
TOTAL KOREA (SOUTH)				1,058,875
Mauritius - 0.1%
Indah Kiat Finance Mauritius Ltd. 10% 7/1/07 (b)	Caa1		1,300,000	266,500
Mexico - 3.0%
Alestra SA de RL de CV yankee 12.125% 5/15/06	B2		1,630,000	1,471,075
Gruma SA de CV yankee 7.625% 10/15/07	Ba2		875,000	770,000
Grupo Iusacell SA de CV yankee 14.25% 12/1/06	B1		660,000	702,075
Pemex Project Funding Master Trust 8.5% 2/15/08 (e)	Baa3		1,550,000	1,592,625
Petroleos Mexicanos:
9.25% 3/30/18	Baa3		715,000	750,750
9.5% 9/15/27	Baa3		710,000	754,375
Telefonos de Mexico SA de CV 8.25% 1/26/06 (e)	Baa3		1,495,000	1,539,850
TFM SA de CV yankee 0% 6/15/09 (c)	B1		865,000	735,250
TV Azteca SA de CV:
euro 10.5% 2/15/07 (Reg. S)	Ba3		455,000	416,325
yankee 10.5% 2/15/07	B1		310,000	283,650
TOTAL MEXICO				9,015,975
Philippines - 0.1%
Philippine Long Distance Telephone Co. 10.5% 4/15/09	Ba2		325,000	302,250
Turkey - 0.1%
Export Credit Bank of Turkey 11.5% 2/25/05 (Reg. S)	B2		330,000	300,300
United States of America - 0.5%
Pemex Project Funding Master Trust euro 9.125% 10/13/10 (Reg. S)	Baa3		1,510,000	1,589,275
TOTAL NONCONVERTIBLE BONDS				22,562,481
TOTAL CORPORATE BONDS (Cost $27,123,319)				23,309,819
Government Obligations (j) - 79.9%
Moody's Ratings (unaudited) (h)			Principal Amount (i)	Value (Note 1)
Argentina - 14.5%
Argentinian Republic:
BOCON 5.3738% 4/1/07 (f)	B2		$ 1,670,236	$ 1,192,400
Brady:
floating rate bond 5.5625% 3/31/05 (f)	B2		2,483,200	2,022,256
par L-GP 6% 3/31/23	B2		3,330,000	2,131,200
Series BT06, 11.25% 5/24/04	B2		2,430,000	2,138,400
Series BT07, 11.75% 5/21/03	B2		3,855,000	3,488,775
Series BT08, 12.125% 5/21/05	B2		4,040,000	3,555,200
7% 12/19/08 (d)	B2		4,570,000	3,461,775
8.375% 12/20/03	B2		885,000	761,100
9.75% 9/19/27	B2		4,775,000	3,175,375
11% 10/9/06	B2		1,735,000	1,450,894
11.375% 1/30/17	B2		3,460,000	2,586,350
11.75% 5/15/06	B2		3,180,000	2,687,100
11.75% 6/15/15	B2		1,640,000	1,242,300
12% 6/19/31	B2		7,620,000	5,429,250
12.25% 6/19/18	B2		6,382,628	4,563,579
12.375% 2/21/12	B2		5,419,000	4,267,463
TOTAL ARGENTINA				44,153,417
Brazil - 13.0%
Brazilian Federative Republic:
euro 11.625% 4/15/04	B1		2,940,000	2,992,920
Brady:
capitalization bond 8% 4/15/14	B1		3,329,734	2,468,165
debt conversion bond 5.5% 4/15/12 (f)	B1		9,365,000	6,637,444
par Z-L 6% 4/15/24	B1		3,335,000	2,217,775
7.625% 4/15/06 (f)	B1		1,024,000	911,360
8.875% 4/15/24	B1		13,920,000	8,978,400
11% 8/17/40	B1		8,005,000	5,927,703
11.25% 7/26/07	B1		3,090,000	2,981,850
12.75% 1/15/20	B1		1,520,000	1,360,400
14.5% 10/15/09	B1		4,680,000	4,846,140
TOTAL BRAZIL				39,322,157
Bulgaria - 2.2%
Bulgarian Republic Brady:
discount A 7.75% 7/28/24 (f)	B2		935,000	736,313
FLIRB A, 3% 7/28/12 (f)	B2		6,315,000	5,123,044
interest arrears bond 7.75% 7/28/11 (f)	B2		935,000	736,313
TOTAL BULGARIA				6,595,670
Government Obligations (j) - continued
Moody's Ratings (unaudited) (h)			Principal Amount (i)	Value (Note 1)
Colombia - 3.0%
Colombian Republic:
7.625% 2/15/07	Ba2		$ 1,135,000	$ 1,035,688
8.625% 4/1/08	Ba2		1,705,000	1,589,913
9.75% 4/23/09	Ba2		2,507,000	2,394,185
10.5% 6/13/06	Ba2		465,000	478,950
11.75% 2/25/20	Ba2		3,630,000	3,475,725
TOTAL COLOMBIA				8,974,461
Ecuador - 3.2%
Ecuador Republic:
4% 8/15/30 (d)(e)	Caa2		3,629,000	1,569,543
4% 8/15/30 (Reg. S) (d)	Caa2		9,310,000	4,026,575
12% 11/15/12 (e)	Caa2		2,224,000	1,562,360
12% 11/15/12 (Reg. S)	Caa2		3,580,000	2,514,950
TOTAL ECUADOR				9,673,428
Egypt - 2.5%
Arab Republic of Egypt:
7.625% 7/11/06	Ba1		4,475,000	4,458,487
8.75% 7/11/11	Ba1		3,120,000	3,116,287
TOTAL EGYPT				7,574,774
Ivory Coast - 0.2%
Ivory Coast:
Brady FLIRB A, 1.9% 3/29/18 (b)(d)	-	FRF	10,625,000	220,184
FLIRB 2% 3/30/18 (Reg. S) (b)(f)	-		2,080,000	343,200
TOTAL IVORY COAST				563,384
Jamaica - 0.5%
Jamaican Government 11.75% 5/15/11 (e)	Ba3		1,480,000	1,557,700
Malaysia - 0.4%
Malaysian Government 7.5% 7/15/11	Baa2		1,360,000	1,341,218
Mexico - 4.7%
United Mexican States:
Brady:
par A 6.25% 12/31/19	Baa3		1,905,000	1,738,313
par B 6.25% 12/31/19	Baa3		480,000	438,000
8.125% 12/30/19	Baa3		5,645,000	5,334,525
11.375% 9/15/16	Baa3		5,685,000	6,864,638
TOTAL MEXICO				14,375,476
Government Obligations (j) - continued
Moody's Ratings (unaudited) (h)			Principal Amount (i)	Value (Note 1)
Nigeria - 2.4%
Central Bank of Nigeria:
warrants 11/15/20 (a)(g)	-		$ 5,500	$ 0
Brady 6.25% 11/15/20	-		5,500,000	3,533,750
promissory note 5.092% 1/5/10	-		5,545,465	3,736,204
TOTAL NIGERIA				7,269,954
Pakistan - 0.8%
Pakistani Republic:
10% 12/13/05 (e)	Caa1		760,000	596,600
10% 12/13/05 (Reg. S)	Caa1		2,355,000	1,848,675
TOTAL PAKISTAN				2,445,275
Panama - 1.7%
Panamanian Republic:
8.875% 9/30/27	Ba1		1,025,000	935,313
9.625% 2/8/11	Ba1		755,000	767,269
10.75% 5/15/20	Ba1		820,000	869,200
euro Brady interest reduction bond 4.5% 7/17/14 (f)	Ba1		3,050,000	2,691,625
TOTAL PANAMA				5,263,407
Peru - 1.7%
Peruvian Republic:
Brady past due interest 4.5% 3/7/17 (f)	Ba3		3,815,000	2,632,350
euro Brady FLIRB 4% 3/7/17 (f)	Ba3		4,195,000	2,616,631
TOTAL PERU				5,248,981
Philippines - 2.2%
Philippine Government:
9.5% 10/21/24	Ba1		1,570,000	1,544,488
9.875% 3/16/10	Ba1		600,000	589,500
9.875% 1/15/19	Ba1		3,435,000	2,997,038
10.625% 3/16/25	Ba1		1,670,000	1,519,700
TOTAL PHILIPPINES				6,650,726
Russia - 17.5%
City of St. Petersburg Russia 9.5% 6/18/02 (Reg. S)	Caa1		1,255,000	1,261,275
Oblast Nizhniy Novgorod 8.75% 4/3/05 (Reg. S)	Ca		1,567,294	1,144,125
Russian Federation:
5% 3/31/30 (d)(e)	B3		19,972,500	9,461,963
5% 3/31/30 (Reg. S) (d)	B3		19,275,000	9,131,531
Government Obligations (j) - continued
Moody's Ratings (unaudited) (h)			Principal Amount (i)	Value (Note 1)
Russia - continued
Russian Federation: - continued
8.25% 3/31/10	B3		$ 990,000	$ 762,300
8.25% 3/31/10 (e)	B3		2,919,120	2,247,722
8.75% 7/24/05 (Reg. S)	B3		4,705,000	4,322,719
10% 6/26/07	B3		8,312,000	7,387,290
11% 7/24/18 (Reg. S)	B3		3,937,000	3,430,111
11.75% 6/10/03 (Reg. S)	B3		3,947,000	4,057,516
12.75% 6/24/28 (Reg. S)	B3		8,302,000	8,208,603
Russian Federation Ministry of Finance:
3% 5/14/03	Caa3		990,000	815,513
3% 5/14/06	Caa3		710,000	438,425
3% 5/14/08	Caa3		835,000	426,894
TOTAL RUSSIA				53,095,987
Turkey - 4.6%
Turkish Republic:
11.75% 6/15/10	B1		5,049,000	4,417,875
11.875% 11/5/04	B1		605,000	600,463
11.875% 1/15/30	B1		3,435,000	2,868,225
12% 12/15/08	B1		1,240,000	1,249,300
12.375% 6/15/09	B1		5,170,000	4,743,475
TOTAL TURKEY				13,879,338
Ukraine - 1.0%
Ukraine Government 11% 3/15/07 (Reg. S)	Caa1		3,836,350	2,968,568
Venezuela - 3.8%
Venezuelan Republic:
oil recovery rights 4/15/20 (g)	-		25,675	0
9.25% 9/15/27	B2		4,790,000	3,317,075
13.625% 8/15/18	B2		1,645,000	1,599,763
13.625% 8/15/18	B2		695,000	675,888
euro Brady:
debt conversion bond 7.875% 12/18/07 (f)	B2		2,630,920	2,195,174
par W-A 6.75% 3/31/20	B2		3,990,000	3,014,944
par W-B 6.75% 3/31/20	B2		1,140,000	861,413
TOTAL VENEZUELA				11,664,257
TOTAL GOVERNMENT OBLIGATIONS (Cost $233,963,866)				242,618,178
Common Stocks - 0.8%
	Shares	Value (Note 1)
Hong Kong - 0.1%
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	13,000	$ 348,270
Mexico - 0.7%
Cemex SA de CV ADR (a)	3,775	8,871
Fomento Economico Mexicano SA de CV sponsored ADR	48,200	2,063,442
TOTAL MEXICO		2,072,313
TOTAL COMMON STOCKS (Cost $1,964,572)		2,420,583
Sovereign Loan Participations - 0.5%
Moody's Ratings (unaudited) (h)		Principal Amount (i)
Algeria - 0.5%
Algerian Republic loan participation:
Series 1 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.8125% 9/4/06 (f)	-	$ 705,731	613,986
Series 3 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 5.8125% 3/4/10 (f)	-	882,237	723,434
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $1,302,780)			1,337,420
Cash Equivalents - 10.5%
Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 3.99%, dated 6/29/01 due 7/2/01 (Cost $31,949,000)	$ 31,959,611	31,949,000
Purchased Options - 0.0%
Expiration Date/ Strike Price		Underlying Face Amount	Value (Note 1)
Mexico - 0.0%
Deutsche Bank Call Option on $5,800,000 notional amount of United Mexican States 8.125% 12/30/19	July 2001/$95.75	$ 5,481,000	$ 10,440
Deutsche Bank Call Option on $10,850,000 notional amount of United Mexican States 8.375% 1/14/11	July 2001/$102.00	10,920,525	23,870
TOTAL PURCHASED OPTIONS (Cost $126,410)			34,310
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $296,429,947)	301,669,310
NET OTHER ASSETS - 0.6%	1,954,147
NET ASSETS - 100%	$ 303,623,457
Security Type Abbreviations
FLIRB	-	Front Loaded Interest Reduction Bonds
Currency Abbreviations
FRF	-	French franc
Legend
(a) Non-income producing
(b) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $24,083,232 or 7.9% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) Quantity represents share amount.
(h) S&P® credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(i) Principal amount is stated in United States dollars unless otherwise noted.

(j) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.0%	AAA, AA, A	0.2%
Baa	7.3%	BBB	1.9%
Ba	12.5%	BB	31.2%
B	59.0%	B	45.4%
Caa	6.2%	CCC	3.7%
Ca, C	0.4%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 3.0%. FMR has determined that unrated debt securities that are lower quality account for 3.0% of the total value of investment in securities.
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $1,337,420 or 0.5% of net assets.
Purchases and sales of securities, other than short-term securities, aggregated $475,669,839 and $437,138,088, respectively.
Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $293,498,084. Net unrealized appreciation aggregated $8,171,226 of which $19,347,032 related to appreciated investment securities and $11,175,806 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $43,618,000 of which $31,678,000 and $11,940,000 will expire on December 31, 2006 and 2007, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $31,949,000) (cost $296,429,947) - See accompanying schedule		$ 301,669,310
Cash		869
Receivable for investments sold		10,998,344
Receivable for fund shares sold		362,896
Dividends receivable		7,615
Interest receivable		6,090,144
Redemption fees receivable		410
Total assets		319,129,588
Liabilities
Payable for investments purchased	$ 14,693,863
Payable for fund shares redeemed	267,650
Distributions payable	251,962
Accrued management fee	170,617
Other payables and accrued expenses	122,039
Total liabilities		15,506,131
Net Assets		$ 303,623,457
Net Assets consist of:
Paid in capital		$ 335,489,550
Undistributed net investment income		4,145,308
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(41,250,535)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,239,134
Net Assets, for 26,105,229 shares outstanding		$ 303,623,457
Net Asset Value, offering price and redemption price per share ($303,623,457 ÷ 26,105,229 shares)		$11.63

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Dividends		$ 162,587
Interest		18,940,604
		19,103,191
Less foreign taxes withheld		(7,109)
Total income		19,096,082
Expenses
Management fee	$ 988,235
Transfer agent fees	260,706
Accounting fees and expenses	88,240
Non-interested trustees' compensation	502
Custodian fees and expenses	36,255
Registration fees	26,550
Audit	33,873
Legal	2,867
Miscellaneous	61
Total expenses before reductions	1,437,289
Expense reductions	(6,614)	1,430,675
Net investment income		17,665,407
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,017,443
Foreign currency transactions	1,584	1,019,027
Change in net unrealized appreciation (depreciation) on:
Investment securities	28,410
Assets and liabilities in foreign currencies	(27,154)	1,256
Net gain (loss)		1,020,283
Net increase (decrease) in net assets resulting from operations		$ 18,685,690

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 17,665,407	$ 23,194,898
Net realized gain (loss)	1,019,027	24,392,930
Change in net unrealized appreciation (depreciation)	1,256	(15,859,794)
Net increase (decrease) in net assets resulting from operations	18,685,690	31,728,034
Distributions to shareholders From net investment income	(13,782,895)	(23,404,605)
In excess of net investment income	-	(4,677,556)
Total distributions	(13,782,895)	(28,082,161)
Share transactions Net proceeds from sales of shares	71,239,449	105,811,520
Reinvestment of distributions	12,180,840	24,482,631
Cost of shares redeemed	(51,198,628)	(87,209,756)
Net increase (decrease) in net assets resulting from share transactions	32,221,661	43,084,395
Redemption fees	169,653	244,544
Total increase (decrease) in net assets	37,294,109	46,974,812
Net Assets
Beginning of period	266,329,348	219,354,536
End of period (including undistributed net investment income of $4,145,308 and $262,796, respectively)	$ 303,623,457	$ 266,329,348
Other Information Shares
Sold	6,124,744	9,091,702
Issued in reinvestment of distributions	1,057,010	2,122,426
Redeemed	(4,450,551)	(7,555,161)
Net increase (decrease)	2,731,203	3,658,967

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended June 30, 2001	Years ended December 31,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, begin- ning of period	$ 11.390	$ 11.130	$ 8.990	$ 12.970	$ 12.960	$ 9.950
Income from Invest- ment Operations Net investment income	.699 D, F	1.092 D	.975 D	1.201 D	1.065 D	.866
Net realized and unrealized gain (loss)	.080 F	.452	2.162	(3.980)	1.105	3.035
Total from investment operations	.779	1.544	3.137	(2.779)	2.170	3.901
Less Distributions
From net investment income	(.546)	(1.080)	(1.010)	(1.022)	(1.318)	(.932)
In excess of net investment income	-	(.216)	-	-	-	-
From net realized gain	-	-	-	-	(.870)	-
Return of capital	-	-	-	(.195)	-	-
Total distributions	(.546)	(1.296)	(1.010)	(1.217)	(2.188)	(.932)
Redemption fees added to paid in capital	.007	.012	.013	.016	.028	.041
Net asset value, end of period	$ 11.630	$ 11.390	$ 11.130	$ 8.990	$ 12.970	$ 12.960
Total Return B, C	7.04%	14.38%	36.69%	(22.38)%	17.52%	41.39%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 303,623	$ 266,329	$ 219,355	$ 207,842	$ 380,835	$ 310,145
Ratio of expenses to average net assets	.99% A	1.00%	1.07%	1.13%	1.08%	1.09%
Ratio of expenses to average net assets after all expense reductions	.99% A	.99%E	1.07%	1.13%	1.08%	1.09%
Ratio of net investment income to average net assets	12.20% A,F	9.41%	9.88%	10.50%	7.56%	7.68%
Portfolio turnover rate	335% A	278%	273%	488%	656%	405%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

F Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $0.101 and decrease net realized and unrealized gain (loss) per share by $0.101. Without this change the Ratio of net investment income to average net assets would have been 10.43%. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change in presentation.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Fidelity New Markets Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. The fund calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts and foreign currency options, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes - continued

foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for options transactions, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 180 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $3,225,928 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

The effect of this change during the period, was to increase net investment income by $2,555,851; decrease net unrealized appreciation/depreciation by $1,888,668; and decrease net realized gain (loss) by $667,183. The Statement of Changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Options. The fund may use options to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. The underlying face amount at value of any open options at period end is shown in the Schedule of Investments under the caption "Purchased Options." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities, except purchased options on foreign currency which are included in realized gains (losses) on foreign currency transactions.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .55%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .68% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the fund. FMR, on behalf of the fund, has also entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .18% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Expense Reductions.

Certain security trades were directed to brokers who paid $382 of the fund's expenses. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expense by $6,232.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

7. Credit Risk.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

8. Litigation.

The fund is engaged in litigation against the obliger on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

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Scottsdale, AZ

California

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19200 Von Karman Avenue
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10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
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1760 Challenge Way
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7676 Hazard Center Drive
San Diego, CA

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1400 Civic Drive
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Colorado

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Connecticut

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Delaware

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Indiana

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Maine

Three Canal Plaza
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Maryland

7401 Wisconsin Avenue
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One W. Pennsylvania Ave.
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Massachusetts

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Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
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44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Semiannual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
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New York

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Melville, L.I., NY

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New York, NY

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North Carolina

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Ohio

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Oregon

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Pennsylvania

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Rhode Island

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Tennessee

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Texas

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Austin, TX

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Dallas, TX

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Houston, TX

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Houston, TX

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Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International Investment
Advisors (U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

John H. Carlson, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

* Independent trustees

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

Fidelity's Taxable Bond Funds

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Target Timeline® 2001 & 2003

The Fidelity Telephone Connection

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